                                                                   EXHIBIT 10.10


================================================================================



                          CREDIT AND GUARANTY AGREEMENT

                          DATED AS OF DECEMBER 14, 2000

                                      AMONG

                         PRIME SUCCESSION HOLDINGS, INC.
                 AND SUBSIDIARIES OF THE BORROWER NAMED HEREIN,
                                 AS GUARANTORS,

                             PRIME SUCCESSION, INC.,
                                  AS BORROWER,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,
                                   AS LENDERS,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                              AS SYNDICATION AGENT,

                            THE BANK OF NOVA SCOTIA,
                            AS ADMINISTRATIVE AGENT,

                                       AND
                             THE BANK OF NOVA SCOTIA
                     AND GOLDMAN SACHS CREDIT PARTNERS L.P.,
                       AS LEAD ARRANGERS AND BOOK MANAGERS

================================================================================

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS
                                -----------------


                                  SECTION 1
                                  DEFINITIONS
                                                                               PAGE
1.1    Certain Defined Terms.....................................................2
1.2    Accounting Terms; Utilization of GAAP for Purposes of Calculations
       Under Agreement..........................................................32
1.3    Other Definitional Provisions and Rules of Construction..................33

                                    SECTION 2
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1    Commitments; Making of Loans; the Register; Notes........................33
2.2    Interest on the Loans....................................................40
2.3    Fees.....................................................................43
2.4    Repayments, Prepayments and Reductions in Revolving Loan
       Commitments; General Provisions Regarding Payments; Application

       of Proceeds of Collateral and Other Payments.............................43
2.5    Use of Proceeds..........................................................52
2.6    Special Provisions Governing LIBO Rate Loans.............................52
2.7    Increased Costs; Taxes; Capital Adequacy.................................54
2.8    Obligation of Lenders and Issuing Lender to Mitigate.....................59

                                    SECTION 3
                               LETTERS OF CREDIT

3.1    Issuance of Letters of Credit and Lenders' Purchase of
       Participations Therein...................................................60
3.2    Letter of Credit Fees....................................................62
3.3    Drawings and Reimbursement of Amounts Paid Under Letters of Credit.......62
3.4    Obligations Absolute.....................................................65
3.5    Indemnification; Nature of Issuing Lender's Duties.......................66
3.6    Increased Costs and Taxes Relating to Letters of Credit..................67


                                      (i)

                                                                            PAGE
                                    SECTION 4
                   CONDITIONS TO LOANS AND LETTERS OF CREDIT

4.1    Conditions to Term Loans, Initial Revolving Loans and
       Initial Swing Line Loans.................................................68
4.2    Conditions to All Loans..................................................75
4.3    Conditions to Letters of Credit..........................................76

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

5.1    Organization, Powers, Qualification, Good Standing, Business
       and Subsidiaries.........................................................77
5.2    Authorization of Borrowing, Etc..........................................78
5.3    Financial Condition......................................................79
5.4    No Material Adverse Change; No Restricted Junior Payments................80
5.5    Title to Properties; Liens...............................................80
5.6    Litigation; Adverse Facts................................................80
5.7    Payment of Taxes.........................................................80
5.8    Performance of Agreements; Materially Adverse Agreements;
       Material Contracts.......................................................81
5.9    Governmental Regulation..................................................81
5.10   Securities Activities....................................................81
5.11   Employee Benefit Plans...................................................82
5.12   Certain Fees.............................................................82
5.13   Environmental Protection.................................................82
5.14   Employee Matters.........................................................83
5.15   Intentionally Omitted....................................................84
5.16   Matters Relating to Collateral...........................................84
5.17   Insurance................................................................85
5.18   Compliance with Laws.....................................................85
5.19   Disclosure...............................................................85
5.20   Intellectual Property....................................................85


                                      (ii)

                                                                            PAGE
                                    SECTION 6
                             AFFIRMATIVE COVENANTS

6.1    Financial Statements and Other Reports...................................86
6.2    Corporate Existence, Etc.................................................91
6.3    Payment of Taxes and Claims; Tax Consolidation...........................91
6.4    Maintenance of Properties; Insurance; Application of Net
       Insurance/Condemnation Proceeds .........................................92
6.5    Inspection Rights........................................................93
6.6    Compliance with Laws and Material Contracts..............................94
6.7    Environmental Review and Investigation, Disclosure, Etc.;
       Loan Parties' Actions Regarding Hazardous Materials Activities,
       Environmental Claims and Violations of Environmental
       Laws.....................................................................94
6.8    Execution of Subsidiary Guaranty and Personal Property
       Collateral Documents by Certain Subsidiaries and Future
       Subsidiaries.............................................................97
6.9    Interest Rate Protection.................................................98
6.10   Future Capital Contributions.............................................98
6.11   Intentionally Omitted....................................................98
6.12   Books and Records........................................................98
6.13   Investment Banker Report.................................................98
6.14   Additional Security; Further Assurances..................................99
6.15   Post Closing Deliveries.................................................100

                                    SECTION 7
                               NEGATIVE COVENANTS

7.1    Indebtedness............................................................100
7.2    Liens and Related Matters...............................................102
7.3    Investments; Joint Ventures.............................................103
7.4    Contingent Obligations..................................................104
7.5    Restricted Junior Payments..............................................105
7.6    Financial Covenants.....................................................106
7.7    Restriction on Fundamental Changes; Asset Sales and Acquisitions........107
7.8    Consolidated Adjusted Capital Expenditures..............................108
7.9    Sales and Lease-Backs...................................................109
7.10   Transactions with Shareholders and Affiliates...........................109
7.11   Disposal of Subsidiary Stock............................................109
7.12   Conduct of Business.....................................................110
7.13   Amendments or Waivers of Subordinated Debt Documents;
       Designation of "Senior Indebtedness"....................................110



                                     (iii)

                                                                             PAGE
7.14   Fiscal Year.............................................................111
7.15   Intentionally Omitted...................................................111
7.16   Intentionally Omitted...................................................111
7.17   Intentionally Omitted...................................................111
7.18   Subordinated Indebtedness...............................................111
7.19   Limitation of Creation of Subsidiaries..................................111

                                    SECTION 8
                               EVENTS OF DEFAULT

8.1    Failure to Make Payments When Due.......................................111
8.2    Default in Other Agreements.............................................111
8.3    Breach of Certain Covenants.............................................112
8.4    Breach of Warranty......................................................112
8.5    Other Defaults Under Loan Documents.....................................112
8.6    Involuntary Bankruptcy; Appointment of Receiver, Etc....................112
8.7    Voluntary Bankruptcy; Appointment of Receiver, Etc......................113
8.8    Judgments and Attachments...............................................113
8.9    Dissolution.............................................................113
8.10   Employee Benefit Plans..................................................113
8.11   Change in Control.......................................................114
8.12   Invalidity of Guaranty; Failure of Security; Repudiation of
       Obligations.............................................................114
8.13   Subordinated Indebtedness...............................................114
8.14   Intentionally Omitted...................................................115

                                 SECTION 9
                                   AGENTS

9.1    Appointment.............................................................115
9.2    Powers and Duties; General Immunity.....................................117
9.3    Representations and Warranties; No Responsibility for Appraisal of
       Creditworthiness .......................................................118
9.4    Right to Indemnity......................................................118
9.5    Successor Administrative Agent and Swing Line Lender....................119
9.6    Collateral Documents and Guaranties.....................................119


                                      (iv)

                                                                              PAGE
                                   SECTION 10
                                 MISCELLANEOUS

10.1   Assignments and Participations in Loans and Letters of Credit...........121
10.2   Expenses................................................................123
10.3   Indemnity...............................................................124
10.4   Set-Off; Security Interest in Deposit Accounts..........................125
10.5   Ratable Sharing.........................................................126
10.6   Amendments and Waivers..................................................126
10.7   Independence of Covenants...............................................128
10.8   Notices.................................................................128
10.9   Survival of Representations, Warranties and Agreements..................128
10.10  Failure or Indulgence Not Waiver; Remedies Cumulative...................129
10.11  Marshalling; Payments Set Aside.........................................129
10.12  Severability............................................................129
10.13  Obligations Several; Independent Nature of Lenders' Rights..............129
10.14  Headings................................................................130
10.15  Applicable Law..........................................................130
10.16  Successors and Assigns..................................................130
10.17  Consent to Jurisdiction and Service of Process..........................130
10.18  Waiver of Jury Trial....................................................131
10.19  Confidentiality.........................................................132
10.20  Maximum Amount..........................................................132
10.21  Arrangers and Syndication Agent.........................................133
10.22  Counterparts; Effectiveness.............................................133
10.23  Conversion Option.......................................................134

                                   SECTION 11
                                    GUARANTY

11.1   Guaranty................................................................134
11.2   Nature of Liability.....................................................135
11.3   Absolute and Independent Obligation.....................................135
11.4   Authorization...........................................................136
11.5   Reliance................................................................137
11.6   Subordination...........................................................137
11.7   Waivers.................................................................137
11.8   Nature of Liability.....................................................138


Signature pages                                                                S-1





                                      (v)

                                    EXHIBITS

I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III               FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV                FORM OF TERM NOTE
V                 FORM OF REVOLVING NOTE
VI                FORM OF SWING LINE NOTE
VII               INTENTIONALLY OMITTED
VIII              FORM OF COMPLIANCE CERTIFICATE
IX                FORM OF OPINION OF IN-HOUSE COUNSEL TO LOAN PARTIES
X                 FORM OF OPINION OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON,
                  COUNSEL TO LOAN PARTIES
X-I               FORM OF OPINION OF LOCAL COUNSEL TO LOAN PARTIES
XI                FORM OF ASSIGNMENT AGREEMENT
XII               FORM OF CERTIFICATE RE NON-BANK STATUS
XIII              FORM OF COLLATERAL ACCOUNT AGREEMENT
XIV               FORM OF PLEDGE AGREEMENT
XV                FORM OF SECURITY AGREEMENT
XVI               FORM OF MORTGAGE
XVII              FORM OF INTERCREDITOR AGREEMENT
XVIII             FORM OF INTERCOMPANY NOTE
XIX               FORM OF PERFECTION CERTIFICATE
XX                FORM OF BUDGET
XXI               FORM OF CASH MANAGEMENT INDEMNITY REIMBURSEMENT AGREEMENT




                                      (vi)

                                    SCHEDULES

1.1               EXISTING LETTERS OF CREDIT
2.1               LENDERS" COMMITMENTS AND PRO RATA SHARES
3.1               CERTAIN STANDBY LETTERS OF CREDIT EXCEEDING ONE YEAR
5.1               SUBSIDIARIES OF LOAN PARTIES
5.3               CONTINGENT OBLIGATIONS
5.4               MATERIAL ADVERSE CHANGES
5.6               LITIGATION
5.8               MATERIAL CONTRACTS
5.11              CERTAIN EMPLOYEE BENEFIT PLANS
5.13              ENVIRONMENTAL MATTERS
5.14              EMPLOYMENT MATTERS
5.17              INSURANCE
5.20              INTELLECTUAL PROPERTY MATTERS
6.15              POST CLOSING DELIVERIES
7.1               CERTAIN EXISTING INDEBTEDNESS
7.2A              CERTAIN EXISTING LIENS
7.2D              PERMITTED RESTRICTIONS ON SUBSIDIARIES
7.3               CERTAIN EXISTING INVESTMENTS
7.4               CERTAIN EXISTING CONTINGENT OBLIGATIONS






                                     (vii)

                          CREDIT AND GUARANTY AGREEMENT

         This CREDIT AND GUARANTY AGREEMENT is dated as of December 14, 2000 and entered into by and among PRIME SUCCESSION, INC. (f/k/a Prime Succession Acquisition Corp.), a Delaware corporation (the "BORROWER"), its parent corporation, PRIME SUCCESSION HOLDINGS, INC. (f/k/a Prime Succession, Inc.), a Delaware corporation ("HOLDINGS"), THE SUBSIDIARIES OF THE BORROWER NAMED HEREIN (collectively, the "SUBSIDIARY GUARANTORS"; and together with Holdings, the "GUARANTORS" and each, a "GUARANTOR"), GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent (in such capacity, the "SYNDICATION AGENT"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent for Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and THE BANK OF NOVA SCOTIA and GOLDMAN SACHS CREDIT PARTNERS L.P., as lead arrangers and book managers (collectively, the "ARRANGERS").

                                 R E C I T A L S
                                 ---------------

         WHEREAS, on July 12, 2000 (the "PETITION DATE"), Borrower and Guarantors filed voluntary petitions under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

         WHEREAS, Borrower and Holdings are party to that certain Credit Agreement, dated as of August 26, 1996, among Borrower, Holdings, the Lenders party thereto (the "PREPETITION LENDERS"), Goldman, Sachs and Co., as Syndication Agent and Arranging Agent, and The Bank of Nova Scotia, as administrative agent (collectively, the "PREPETITION AGENTS"), as amended (the "PREPETITION CREDIT AGREEMENT"), pursuant to which Borrower and Guarantors executed various Loan Documents (as defined therein) (together with the Cash Management Indemnity Reimbursement Agreement (as defined below), the "PREPETITION LOAN DOCUMENTS") which, among other things, guarantied and secured the obligations of Borrower under the Prepetition Credit Agreement;

         WHEREAS, Borrower and Holdings are party to that certain Debtor-in-Possession Credit and Guaranty Agreement, dated as of July 13, 2000 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the "DIP CREDIT AGREEMENT"), among Borrower, Holdings, Guarantors, Syndication Agent, the Lenders party thereto (the "DIP LENDERS") and Administrative Agent, pursuant to which Borrower and Guarantors executed various Loan Documents (as defined therein, the "DIP LOAN DOCUMENTS") which, among other things, guarantied and secured the obligations of Borrower under the DIP Credit Agreement, and pursuant to such DIP Credit Agreement the DIP Lenders agreed to provide post-petition financing to Borrower;

         WHEREAS, on or before the Closing Date, Holdings will issue not more than $20,000,000 in aggregate principal amount of its Subordinated Notes;

         WHEREAS, on November 8 , 2000, the Bankruptcy Court entered the Confirmation Order authorizing the Lenders to extend certain credit facilities to Borrower, the proceeds of which will be used to (i) make certain payments specified in subsection 2.5 on or about the Closing Date, (ii) finance the consummation of the Reorganization Plan, (iii) retire and repay the debtor-in-possession financing under the DIP Credit Agreement, (iv) provide financing for working capital and other general corporate purposes of Borrower and its Subsidiaries and (v) repay amounts outstanding under the Prepetition Credit Agreement;

         WHEREAS, Borrower and Guarantors desire to secure all of the Obligations hereunder and under the other Loan Documents by granting to (i) Administrative Agent, for the equal and ratable benefit of the Cash Management Indemnity Lender and all Lenders making Revolving Loans and entering into Hedge Agreements, a First Priority Lien in the Collateral and (ii) Administrative Agent, for the equal and ratable benefit of all Lenders making Term Loans, a Second Priority Lien in the Collateral;

         WHEREAS, Guarantors have agreed to guarantee the Obligations hereunder and under the other Loan Documents; and

         WHEREAS, the Lenders are willing to extend such financing to Borrower, and continue as Letters of Credit hereunder the Existing Letters of Credit, in accordance with the terms and conditions set forth in this Agreement and the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Guarantors, Borrower, Lenders and Agents agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1      CERTAIN DEFINED TERMS.

         The following terms used in this Agreement shall have the following meanings:

                  "ACTUAL NET CASH FLOW FROM OPERATING ACTIVITIES" means, for any Fiscal Year of Borrower, the amount shown in Borrower"s consolidated statement of cash flows prepared in accordance with GAAP and provided pursuant to subsection 6.1(ii) as "Net cash flow from operating activities".

                  "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

                  "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

                  "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AGENT" means, individually, each of Syndication Agent and Administrative Agent; and "AGENTS" means, collectively, Syndication Agent and Administrative Agent.

                  "AGREEMENT" means this Credit and Guaranty Agreement originally in effect on the Effective Date and as thereafter from time to time as it may be amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

                  "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

                  (a)      the Base Rate in effect on such day; and

                  (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%

         Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Alternate Base Rate; PROVIDED that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

                  "APPLICABLE MARGIN" means, for each Term Loan and Revolving Loan, as of any date of determination, the percentage per annum as set forth below:


==================================================== =================================================
                    TERM LOANS                                       REVOLVING LOANS
---------------------------------------------------- -------------------------------------------------
                                     LIBO                     BASE                     LIBO
     BASE RATE LOANS              RATE LOANS               RATE LOANS               RATE LOANS
     ---------------              ----------               ----------               ----------
          3.00%                      4.00%                    2.50%                    3.50%
=========================== ======================== ======================== ========================

                  "ARRANGERS" has the meaning assigned to that term in the introduction to this Agreement.

                  "ASSET SALE" means the sale by Holdings or any of its Subsidiaries to any Person other than Holdings or any of its Wholly Owned Subsidiaries of (i) any of the stock of any of Holdings" Subsidiaries, (ii) substantially all of the assets of any division or line of business of Holdings or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Holdings or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business and (b) any such other assets of the types described in subsection 7.7 (ii) or (iii) to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to or less than $250,000).

                  "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit XI annexed hereto.

                  "AUTHORIZED OFFICER" means, relative to any Loan Party, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to Administrative Agent, the Lenders and the Issuing Lender pursuant to subsection 4.1A(iv), or otherwise, as updated by Borrower from time to time and certified in the manner provided above.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "BANKRUPTCY COURT" has the meaning assigned to such term in the recitals to this Agreement.

                  "BASE RATE" means, at any time, the rate of interest then most recently established by Administrative Agent in New York as its base rate for U.S. dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by Administrative Agent in connection with extensions of credit.

                  "BASE RATE LOANS" means Loans bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate as provided in subsection 2.2A.

                  "BATESVILLE AGREEMENT" means that certain Casket Supply Agreement dated as of July 7, 2000 between Batesville Casket Company, Inc. and the Borrower, as in effect on the Closing Date.

                  "BATESVILLE LIABILITY" means any liability of Holdings or any of its Subsidiaries arising under the Batesville Agreement.

                  "BORROWER" means Prime Succession, Inc., a Delaware corporation, f/k/a Prime Succession Acquisition Corp.

                  "BUDGET" means the cash flow projections attached hereto as
         EXHIBIT XX showing on a line-item basis monthly anticipated cash receipts and expenditures, monthly projected balance sheets and monthly projected income statements initially for the period from the Petition Date through December 31, 2000, and the Financial Plans delivered to Administrative Agent and the Lenders pursuant to subsection 6.1(xi) hereof, as the same may be modified from time to time with the consent of the Administrative Agent and the Requisite Lenders.

                  "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by Governmental Rule to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with any LIBO Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                  "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL SECURITIES" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) of such Persons"s capital, whether now outstanding or issued after the Closing Date.

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor"s Ratings Group ("S&P") or Moody"s Investors Service, Inc. ("MOODY"S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody"s; (iv) certificates of deposit or bankers" acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that
         (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody"s.

                  "CASH MANAGEMENT INDEMNITY AGREEMENT" means the certain schedule dated August 24, 1998 to the Global Banking Alliance Agreement referenced therein addressed to The First National Bank of Chicago (now doing business as Bank One, N.A.) and executed by Scotiabank, as amended, relating to an indemnity for cash management services provided by Scotiabank in the maximum amount of $2,000,000.

                  "CASH MANAGEMENT INDEMNITY LENDER" means Scotiabank, or any Person serving as a successor Cash Management Indemnity Lender hereunder, in its capacity as Cash Management Indemnity Lender.

                  "CASH MANAGEMENT INDEMNITY REIMBURSEMENT AGREEMENT" means that certain letter agreement between Scotiabank and Borrower, delivered pursuant to subsection 4.1A(v), in substantially the form of EXHIBIT XXI attached hereto, relating to Borrower's agreement to indemnify Scotiabank for amounts paid by Scotiabank under the Cash Management Indemnity Agreement, as such Cash Management Indemnity Reimbursement Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                  "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of EXHIBIT XII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                  "CLASS" means, as applied to Lenders, each of the following classes of Lenders: (i) Lenders having Term Loan Exposure and (ii) Lenders having Revolving Loan Exposure.

                  "CLOSING DATE" means the date on which the initial Loans are made; PROVIDED, HOWEVER, that in no event shall such date be earlier than the date of the effectiveness of the Reorganization Plan of Borrower that is disclosed and described in the Disclosure Statement, or later than December 15, 2000.

                  "COLLATERAL" means, collectively, all of the real and personal property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                  "COLLATERAL ACCOUNT" has the meaning assigned to that term in the Collateral Account Agreement.

                  "COLLATERAL ACCOUNT AGREEMENT" means the Collateral Account Agreement executed and delivered by Borrower and Administrative Agent on the Closing Date, substantially in the form of EXHIBIT XIII annexed hereto, as such Collateral Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "COLLATERAL DOCUMENTS" means the Pledge Agreement, the Intercreditor Agreement, the Security Agreement, the Collateral Account Agreement, and all other guarantees, mortgages, deeds of trust and other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any real and personal property of that Loan Party as security for, or guarantee of, the Obligations.

                  "COMMERCIAL LETTER OF CREDIT" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower or any of its Subsidiaries consistent with past practice.

                  "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT VIII annexed hereto delivered to Administrative Agent and Lenders by Borrower pursuant to subsection 6.1(iii).

                  "CONFIRMATION ORDER" has the meaning assigned to such term in subsection 4.1H(i).

                  "CONSOLIDATED ADJUSTED CAPITAL EXPENDITURES" means, for any period, Consolidated Capital Expenditures for that period MINUS any portion of such Consolidated Capital Expenditures financed with insurance or condemnation proceeds.

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, the sum of the amounts (without duplication) for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provision for income taxes, (iv) total depreciation expense, (v) total amortization expense, (vi) (a) other non-cash items reducing Consolidated Net Income LESS (b) non-cash items increasing Consolidated Net Income and (vii)(a) non-recurring items reducing Consolidated Net Income LESS (b) non-recurring items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries in conformity with GAAP.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in Cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Holdings and its Subsidiaries) by Holdings and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Holdings and its Subsidiaries.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense, but excluding, however, interest expense (including amortization of financing fees) not payable in Cash.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Cash Interest Expense, (ii) scheduled repayments of Indebtedness included in Consolidated Total Debt and (iii) taxes based on income actually paid by Holdings and its Subsidiaries during such period, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases, Covenants not to Compete and the Batesville Liability in accordance with GAAP and capitalized interest) of Holdings and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Holdings and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers" acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Agents and Lenders on or before the Closing Date.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; PROVIDED that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Holdings) in which any other Person (other than Holdings or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person"s assets are acquired by Holdings or any of its Subsidiaries, (iii) the income of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Rule applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

                  "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness and Contingent Obligations of Holdings and its Subsidiaries in respect of Indebtedness, in each case other than Indebtedness in respect of Covenants not to Compete and the Batesville Liability, determined on a consolidated basis in accordance with GAAP.

                  "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person
         (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (1) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CONVERSION OPTION" has the meaning assigned to that term in subsection 10.23.

                  "COVENANTS NOT TO COMPETE" means any covenants not to compete, consulting agreements, former owner agreements (including employment agreements) or other similar arrangements pursuant to which Holdings or any of its Subsidiaries agree to make periodic payments to certain Persons in connection with the acquisition of funeral homes and cemeteries.

                  "CUMULATIVE CONSOLIDATED ADJUSTED EBITDA" means, at any date of determination, Consolidated Adjusted EBITDA (i) for Fiscal Year 2001, as determined as of the last day of each month commencing January 31, 2001 for such month and each preceding month and (ii) thereafter, as of the last day of each Fiscal Quarter commencing March 31, 2002 for the twelve month period ending on such date.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Holdings or any of its Subsidiaries is a party.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DIP CREDIT AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

                  "DIP LENDERS" has the meaning assigned to such term in the recitals to this Agreement.

                  "DIP LOAN DOCUMENTS" has the meaning assigned to such term in the recitals to this Agreement.

                  "DISCLOSURE STATEMENT" means the Disclosure Statement Accompanying the Joint Plan of Reorganization of the Debtors filed with the Bankruptcy Court on July 14, 2000.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "ECF SWEEP AMOUNT" means, for any Fiscal Year of Borrower, the sum of (i) the lesser of (a) Target Net Cash Flows From Operating Activities for such Fiscal Year or (b) Actual Net Cash Flows From Operating Activities, MINUS (c) the amount of Consolidated Adjusted Capital Expenditures for such Fiscal Year, MINUS (d) scheduled payments of the Term Loans to the extent actually paid by Borrower during such Fiscal Year pursuant to Section 2.4A, MINUS (e) amounts paid during such Fiscal Year under Covenants not to Compete, Capital Leases and in respect of the Indebtedness described in Item A of Schedule 7.1 annexed hereto (to the extent not captured in Actual Net Cash Flows From Operating Activities) and (ii) Supplemental Excess Cash Flow for such Fiscal Year.

                  "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to subsection 10.22.

                  "ELIGIBLE ASSIGNEE" means (i) in the case of any assignment of Revolving Loan Commitments, Revolving Loans, Letters of Credit or participations therein, or Swing Line Loans, (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; PROVIDED that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of, and acting through a branch or agency located in, a country that is a member of the Organization for Economic Cooperation and Development ("OECD") or a political subdivision of such country; and (d) any finance company, insurance company, or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business that is organized under the laws of members of the OECD or their respective political subdivisions, PROVIDED that an Eligible Assignee shall (x) have a senior, unsecured debt rating of not less than (1) BBB from S&P or (2) Baa2 from Moody"s or (y) if such Person"s senior, unsecured debt is not rated by S&P or Moody"s, such Person shall have a combined capital and surplus or net assets of at least $100,000,000, as demonstrated to the reasonable satisfaction of the Administrative Agent; (ii) in the case of any assignment of Term Loans,
         (a) a commercial bank, (b) a fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in loans or securities in the ordinary course of its business, or (c) other financial institution; PROVIDED that in no event shall an Affiliate of Borrower be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ENVIRONMENTAL CLAIM" means any investigation, written notice, written notice of violation, claim, action, suit, proceeding, written demand, written abatement order or other written order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.


                  "ENVIRONMENTAL LAWS" means any and all applicable Governmental Rules, Governmental Authorizations, or any other binding requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare as relating to the environment, in any manner applicable to Holdings or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. sec 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. sec 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. sec 6901 ET SEQ.), the Federal Water Pollution Control Act (33 U.S.C. sec 1251 ET SEQ.), the Clean Air Act (42 U.S.C. sec 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. sec 2601 ET SEQ.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. sec 136 ET SEQ.), the Occupational Safety and Health Act (29 U.S.C. sec 651 ET SEQ.), the Oil Pollution Act (33 U.S.C. sec 2701 ET SEQ.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. sec 11001 ET SEQ.), each as amended or supplemented, any analogous state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Holdings or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Holdings or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Holdings or such Subsidiary and with respect to liabilities arising after such period for which Holdings or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                  "ERISA EVENT" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation);
         (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue
         Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in
         Section 4041(c) of ERISA; (iv) the withdrawal by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section

         4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of material liability on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there could reasonably be expected to be any material liability therefor, or the receipt by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under
         Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, material penalties, material taxes or material related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or
         (xi) the imposition of a material Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "EVENT OF DEFAULT" means each of the events set forth in
         Section 8.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXISTING LETTERS OF CREDIT" means those Letters of Credit described on Schedule 1.1A annexed hereto which shall be continued as Letters of Credit under this Agreement.

                  "EXISTING SUBORDINATED NOTE INDENTURE" means the indenture pursuant to which the Existing Subordinated Notes were issued, as such indenture may be amended from time to time to the extent permitted under subsection 7.13A.

                  "EXISTING SUBORDINATED NOTES" means the $100,000,000 in aggregate principal amount of 10.75% Senior Subordinated Notes due 2004 of Borrower issued pursuant to the Existing Subordinated Note Indenture.

                  "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Holdings or any of its Subsidiaries or any of their respective predecessors or Affiliates.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, (i) a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "FINANCIAL OFFICER CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer or corporate controller of Holdings that such financial statements fairly present, in all material respects, the financial condition of Holdings and its consolidated Subsidiaries as at the dates indicated and the results of their operations and, to the extent provided to the board of directors, their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

                  "FINANCIAL PERFORMANCE COVENANTS" means the covenants of Holdings and Borrower set forth in subsections 7.6A, 7.6B and 7.6C.

                  "FINANCIAL PLAN" has the meaning assigned to that term in subsection 6.1(xi).

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that
         (i) such Lien has priority over any other Lien on such Collateral (other than Liens permitted pursuant to subsection 7.2A(iii), (iv), (vi), (vii) and (viii) and other than Permitted Encumbrances except those described in clause (1) in the definition thereof) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2 and Second Priority Liens) to which such Collateral is subject.

                  "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

                  "FISCAL YEAR" means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year.

                  "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent located at 600 Peachtree Street, N.E., Suite 2700, Atlanta, GA 30308 or (ii) such other office of Administrative Agent located in the Untied States as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Borrower and each Lender.

                  "FUNDING DATE" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any nation or political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "GOVERNMENTAL RULE" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the forgoing by, any Governmental Authority, whether now or hereafter in effect.

                  "GUARANTEED CREDITORS" has the meaning assigned to that term in subsection 11.1.

                  "GUARANTOR" and "GUARANTORS" each have the meaning assigned to such term in the introduction to this Agreement.

                  "GUARANTY" has the meaning provided in subsection 11.1 and shall include any other guaranties delivered by a Subsidiary of a Loan Party pursuant to subsection 6.8.

                  "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

                  "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                  "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

                  "HOLDINGS" has the meaning assigned to such term in the introduction to this Agreement.

                  "INDEBTEDNESS", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (including those portions of obligations with respect to Covenants not to Compete and the Batesville Liability that are properly classified as liabilities on a balance sheet in conformity with GAAP, but excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, (vi) any reimbursement obligations of that Person in respect of letters of credit and (vii) all obligations of Borrower to make payments to Scotiabank under the Cash Management Indemnity Reimbursement Agreement. Obligations under Interest Rate Agreements and Currency Agreements constitute (1) in the case of Hedge Agreements, Contingent Obligations, and (2) in all other cases, Investments, and in neither case constitute Indebtedness.

                  "INDEMNITEE" has the meaning assigned to that term in subsection 10.3.

                  "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Holdings and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Holdings and its Subsidiaries, taken as a whole.

                  "INTERCOMPANY NOTE" means a promissory note executed by a Loan Party or any of its Subsidiaries evidencing intercompany Indebtedness substantially in the form of EXHIBIT XVIII attached hereto.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement executed and delivered by the Lenders on the Closing Date, substantially in the form of EXHIBIT XVII attached hereto, as such Intercreditor Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                  "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, the last Business Day of each calendar month of each calendar year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any LIBO Rate Loan, the last day of each Interest Period applicable to such Loan; PROVIDED that in the case of each Interest Period for any LIBO Rate Loan, "Interest Payment Date" shall also include each date that is the last Business Day of each calendar month falling within the duration of such Interest Period.

                  "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Borrower or any of its Subsidiaries is a party.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "INVENTORY" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

                  "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Holdings or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Holdings), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Holdings from any Person other than Holdings or any of its Subsidiaries, of any equity Securities of such Subsidiary, (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Holdings or any of its Subsidiaries to any other Person (other than a Wholly Owned Subsidiary of Holdings), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be (a) the original cost of such Investment PLUS
         (b) the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment MINUS (c) the lesser of (1) the aggregate amount of any repayments, redemptions, dividends or distributions thereon or proceeds from the sale thereof, in each case to the extent of any Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) actually received by Borrower or any of its Subsidiaries in connection therewith, and (2) the aggregate amount described in the immediately preceding clauses (a) and (b).

                  "ISSUING LENDER" means Scotiabank, or any Person serving as successor Administrative Agent hereunder, in its capacity as Issuing Lender.

                  "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; PROVIDED that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Issuing Lender, Swing Line Lender and Cash Management Indemnity Lender unless the context otherwise requires; PROVIDED that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lender for the account of Borrower pursuant to subsection 3.1.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding PLUS (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lender and not theretofore reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                  "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Administrative Agent"s LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time on the Interest Rate Determination Date for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Administrative Agent"s LIBO Rate Loan and for a period approximately equal to such Interest Period.

                  "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                      LIBO Rate (Reserve Adjusted)  =          LIBO Rate
                                                      --------------------------
                                                      1-LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on the Interest Rate Determination Date.

                  "LIBO RATE LOANS" means Loans bearing interest at all times during an Interest Period applicable to such Loans at rates of interest determined by reference to the LIBO Rate (Reserve Adjusted) as provided in subsection 2.2A.

                  "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the relevant Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

                  "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

                  "LIEN" means any lien, mortgage, pledge, collateral assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option or trust having the practical effect of any of the foregoing.

                  "LOAN" or "LOANS" means one or more of the Term Loans, Revolving Loans or Swing Line Loans or any combination thereof.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, any applications for, or reimbursement agreements or other documents or certificates executed by Borrower in favor of Issuing Lender relating to, the Letters of Credit, the Cash Management Indemnity Reimbursement Agreement, the Collateral Documents, any Hedge Agreements entered into with Lenders or their Affiliates and any fee agreements entered into from time to time by any Loan Party for the benefit of any Agent or Lender.

                  "LOAN PARTY" means each of Holdings, Borrower and any of Holdings" Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect on or affecting the condition (financial or otherwise), operations, assets, business, properties, prospects or results of operations of Holdings and its Subsidiaries, taken as a whole, or (ii) the impairment of the ability of Holdings, Borrower or other Loan Parties, taken as a whole, to perform, or of Administrative Agent or Lenders to enforce, the Obligations, in either case, other than such effects that result (A) solely from the filing by the Borrower and the Guarantors of petitions under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on the Petition Date, (B) from the implementation of SAB 101 and any other regulatory or accounting changes related thereto and (C) from the settlement proceedings conducted with the Borrower by the Office of the Attorney General of the State of Florida to the extent consistent with the settlement agreement approved by the Bankruptcy Court on December 11, 2000.

                  "MATERIAL CONTRACT" means any contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

                  "MORTGAGE" means (i) the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement executed and delivered by Borrower, Holdings, Subsidiary Guarantors and Administrative Agent on the Closing Date substantially in the form of EXHIBIT XVI attached hereto, as such Mortgage may thereafter be amended, supplemented or otherwise modified from time to time and (ii) any other mortgages, deeds of trust or similar agreements delivered by a Subsidiary of a Loan Party pursuant to subsection 6.8.

                  "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and
         (ii) payment of the outstanding principal amount of, interest on, and premium or penalty, if any, with respect to any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale.

                  "NET DEBT PROCEEDS" means, with respect to the sale or issuance by Borrower, Holdings or any Subsidiary of Borrower, to any Person of any Indebtedness permitted by the Requisite Lenders by written consent after the Closing Date (and not otherwise permitted under subsection 7.1 hereof), the EXCESS of:

                  (a) the gross cash proceeds received by Borrower, Holdings or any Subsidiary of Borrower from such sale, exercise or issuance, OVER

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, underwriting, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance.

                  "NET EQUITY PROCEEDS" means, with respect to the sale or issuance by Borrower, Holdings or any Subsidiary of Borrower, to any Person of any Capital Securities, warrants or options or the exercise of any such warrants or options (other than any such issuance pursuant to employee stock purchase plans, director or employee option plans or other employee benefit plans and an issuance of shares of capital stock or other equity Securities by the Borrower in connection with the exercise of the warrants delivered to Loewen Group International Inc. pursuant to, and in substantially the form attached to, the Reorganization Plan), the EXCESS of:

                  (a) the gross cash proceeds received by Borrower, Holdings or any Subsidiary of Borrower from such sale, exercise or issuance, OVER

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, underwriting, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance.

                  "NET INSURANCE/CONDEMNATION PROCEEDS" means any Cash payments or proceeds received by Holdings or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking (a "CONDEMNATION"), in each case net of (a) any actual and reasonable documented costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof and (b) any bona fide direct costs incurred in connection with such Condemnation or casualty, including (1) taxes reasonably estimated to be actually payable within two years of the date of such Condemnation or casualty as a result of any gain recognized in connection with such Condemnation or casualty and (2) payment of the outstanding principal amount of, interest on, and premium or penalty, if any, with respect to any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such Condemnation or casualty.

                  "NON-AFFILIATED LENDERS" means Lenders which are not shareholders of Holdings or holders of any Subordinated Notes.

                  "NOTES" means one or more of the Term Loan Notes, Revolving Notes or Swing Line Note or any combination thereof.

                  "NOTICE OF BORROWING" means a notice substantially in the form of EXHIBIT I annexed hereto delivered by Borrower to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT II annexed hereto delivered by Borrower to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice substantially in the form of EXHIBIT III annexed hereto delivered by Borrower to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or their respective Affiliates or any of them under the Loan Documents, whether for principal, interest, obligations under the Guaranty, reimbursement of amounts drawn under Letters of Credit, fees, costs, expenses, indemnification or otherwise.

                  "OFFICERS" CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; PROVIDED that any Officers" Certificate with respect to compliance with a condition precedent to the making of the initial Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers" Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "OPERATING LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PENSION PLAN" means any Employee Benefit Plan, other than a Multi-employer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "PERFECTION CERTIFICATE" means the Perfection Certificate executed and delivered by an Authorized Officer of each Loan Party that is a party to a Collateral Document pursuant to the terms of this Agreement, substantially in the form of EXHIBIT XIX hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

                           (a) Liens for taxes, assessments or governmental
                  charges or claims the payment of which is not, at the time, required by subsection 6.3;

                           (b) statutory Liens of landlords, statutory Liens of
                  banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or
                  (b) for amounts that are overdue and that are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any material portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                           (c) Liens incurred or deposits made in the ordinary
                  course of business in connection with workers" compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any material portion of the Collateral on account thereof;

                           (d) any attachment or judgment Lien not constituting
                  an Event of Default under subsection 8.8;

                           (e) leases or subleases granted to third parties in
                  accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                           (f) easements, rights-of-way, restrictions,
                  encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                           (g) any (a) interest or title of a lessor or
                  sublessor under any lease, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

                           (h) Liens arising from filing UCC financing
                  statements relating solely to leases permitted by this Agreement;

                           (i) Liens in favor of customs and revenue authorities
                  arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                           (j) any zoning or similar law or right reserved to or
                  vested in any Governmental Authority to control or regulate the use of any real property; and

                           (k) Liens securing obligations (other than
                  obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Borrower and its Subsidiaries.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PETITION DATE" has the meaning assigned to such term in the recitals to this Agreement.

                  "PLEDGE AGREEMENT" means (i) the Pledge Agreement executed and delivered by Borrower, Holdings, Subsidiary Guarantors and Administrative Agent on the Closing Date substantially in the form of
         EXHIBIT XIV attached hereto, as such Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time and (ii) any other pledge agreements delivered by a Subsidiary of a Loan Party pursuant to subsection 6.8.

                  "PLEDGED COLLATERAL" means, collectively, the "Pledged Collateral" as defined in the Pledge Agreement.

                  "POST-CONFIRMATION PROJECTIONS" means those financial projections regarding Holdings and its Subsidiaries delivered by such parties to the Agents, covering the period commencing on the Closing Date through at least 2003 and being in form and substance satisfactory to Agents.

                  "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "PREPETITION AGENTS" has the meaning assigned to such term in the recitals to this Agreement.

                  "PREPETITION CREDIT AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

                  "PREPETITION LENDERS" has the meaning assigned to such term in the recitals to this Agreement.

                  "PREPETITION LOAN DOCUMENTS" has the meaning assigned to such term in the recitals to this Agreement.

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loans of any Lender, the percentage obtained by DIVIDING (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any Refunded Swing Line Loans or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by DIVIDING (a) the Revolving Loan Exposure of that Lender by (b) the aggregate Revolving Loan Exposure of all Lenders, and (iii) for all other purposes with respect to each Lender, the percentage obtained by DIVIDING (a) the sum of the Term Loan Exposure of that Lender PLUS the Revolving Loan Exposure of that Lender BY (b) the sum of the aggregate Term Loan Exposure of all Lenders PLUS the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses
         (i), (ii) and (iii) of the preceding sentence is set forth opposite the name of that Lender in SCHEDULE 2.1 annexed hereto.

                  "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in subsection 2.1A(iii).

                  "REGISTER" has the meaning assigned to that term in subsection 2.1D.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

                  "REORGANIZATION PLAN" means that Amended Joint Plan of Reorganization of Borrower, dated as of August 21, 2000, and filed with the Bankruptcy Court on August 22, 2000.

                  "REQUISITE CLASS LENDERS" means, at any time of determination
         (i) for the Class of Lenders having Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders and (ii) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Revolving Loan Exposure of all Lenders.

                  "REQUISITE LENDERS" means Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders PLUS the aggregate Revolving Loan Exposure of all Lenders.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Holdings or Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or Holdings now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or Holdings now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or any incurrence, redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), refinance, sinking fund or similar payment with respect to, any Subordinated Indebtedness.

                  "REVOLVING AVAILABILITY RESERVE AMOUNT" means, at any time of determination, the last $5,000,000 of Unutilized Revolving Loan Commitments.

                  "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Borrower pursuant to subsection 2.1A(ii), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means August 29, 2003.

                  "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender"s Revolving Loan Commitment and
         (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender PLUS (b) in the event that Lender is Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) PLUS (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit PLUS
         (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) PLUS (e) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

                  "REVOLVING LOANS" means the Loans made by Lenders to Borrower pursuant to subsection 2.1A(ii).

                  "REVOLVING NOTES" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E(i)(b) on the Closing Date and (ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "SAB 101" means the SEC Staff Accounting Bulletin No. 101 - Revenue Recognition in Financial Statements dated December 3, 1999.

                  "SCOTIABANK" has the meaning assigned to such term in the introduction to this Agreement.

                  "SECOND PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien shall be junior and subject and subordinate to the First Priority Liens, in each case, as to all of the Collateral.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SECURITY AGREEMENT" means (i) the Security Agreement executed and delivered by Borrower, Holdings, Subsidiary Guarantors and Administrative Agent on the Closing Date, substantially in the form of
         EXHIBIT XV attached hereto, as such Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time and
         (ii) any other security agreements delivered by a Subsidiary of a Loan Party pursuant to subsection 6.8.

                  "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) workers" compensation liabilities of Borrower or any of its Subsidiaries, (ii) surety obligations of Borrower or any of its Subsidiaries, in any case if required by Governmental Rule or in accordance with custom and practice in the industry, and (iii) other obligations of Borrower and its Subsidiaries permitted hereunder consistent with prior practices and other obligations of Borrower and its Subsidiaries as are acceptable to Administrative Agent in its reasonable discretion; PROVIDED that Standby Letters of Credit issued for the purpose of supporting trade payables shall not exceed a maximum aggregate amount of $750,000, excluding any such Standby Letters of Credit issued to or on account of insurance premiums.

                  "SUBORDINATED DEBT DOCUMENTS" means the Subordinated Note Indenture, the Subordinated Notes and all other agreements, documents and instruments executed and delivered by Holdings in connection with the issuance of the Subordinated Notes.

                  "SUBORDINATED INDEBTEDNESS" means (i) Indebtedness of Holdings evidenced by the Subordinated Notes and (ii) any Indebtedness of Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "SUBORDINATED INDEBTEDNESS DOCUMENTS" means all agreements, indentures and other documents under which any of the Subordinated Indebtedness is issued and all other instruments, agreements and documents evidencing or governing the Subordinated Indebtedness.

                  "SUBORDINATED NOTE INDENTURE" means the indenture pursuant to which the Subordinated Notes are issued, as such indenture may be amended from time to time to the extent permitted by subsection 7.13A.

                  "SUBORDINATED NOTES" means the 14.25% subordinated notes due 2004 or, upon conversion, 2009 of Holdings issued pursuant to the Subordinated Note Indenture, including any notes issued in lieu of cash interest payments in accordance with the terms of the Subordinated Note Indenture.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "SUBSIDIARY GUARANTOR" has the meaning assigned to such term in the introduction to this Agreement.

                  "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 9.1B.

                  "SUPPLEMENTAL EXCESS CASH FLOW" means, for any Fiscal Year of Borrower, to the extent greater than zero, 50% of the difference between (i) Actual Net Cash Flows From Operating Activities for such Fiscal Year and (ii) Target Net Cash Flows From Operating Activities for such Fiscal Year.

                  "SWING LINE LENDER" means Scotiabank, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "SWING LINE LOAN COMMITMENT" means the commitment of Swing Line Lender to make Swing Line Loans to Borrower pursuant to subsection 2.1A(iii).

                  "SWING LINE LOANS" means the Loans made by Swing Line Lender to Borrower pursuant to subsection 2.1A(iii).

                  "SWING LINE NOTE" means (i) the promissory note of Borrower issued pursuant to subsection 2.1E(ii) on the Closing Date and (ii) any promissory note issued by Borrower to any successor Administrative Agent and Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of EXHIBIT VI annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                  "SYNDICATION AGENT" has the meaning assigned to that term in the introduction to this Agreement.

                  "TARGET NET CASH FLOWS FROM OPERATING ACTIVITIES" means, for each Fiscal Year of Borrower, the amount listed in the table below across from such Fiscal Year:

------------------------------------ ------------------------------------------
                                       Target Net Cash Flows from Operating
            Fiscal Year                             Activities
------------------------------------ ------------------------------------------
               2001                           $13,300,000
------------------------------------ ------------------------------------------
               2002                           $14,700,000
------------------------------------ ------------------------------------------

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; PROVIDED that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person"s principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

                  "TERMINATION DATE" means the date on which all Obligations have been paid in full, all Letters of Credit shall have been terminated, expired or cash collateralized to the satisfaction of Issuing Lender, all Hedge Agreements have been terminated and all Commitments shall have been terminated or shall have expired.

                  "TERM LOAN" means a Loan made by a Lender to Borrower as a term loan pursuant to subsection 2.1(A)(i), and "Term Loans" means any such Loan or Loans, collectively.

                  "TERM LOAN COMMITMENT" means the commitment of a Lender to make a Term Loan to Borrower pursuant to subsection 2.1(A)(i) and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Term Loans, that Lender"s Term Loan Commitment and (ii) after the funding of the Term Loans, the outstanding principal amount of the Term Loans of that Lender.

                  "TERM NOTES" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E(i)(a) or the Closing Date and (ii) any Promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Term Loan Commitments or Term Loans of any Lenders, in each case substantially in the form of EXHIBIT IV attached hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

                  "TRANSACTION COSTS" means the fees, costs and expenses payable by Holdings or Borrower on or about the Closing Date in connection with the transactions contemplated by the Loan Documents, the Subordinated Debt Documents and the Reorganization Plan.

                  "UNUTILIZED REVOLVING LOAN COMMITMENTS" means, at any time of determination, the aggregate Revolving Loan Commitments minus the Total Utilization of Revolving Loan Commitments.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "WHOLLY OWNED SUBSIDIARY" means, with respect to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly, 90% or more of all classes of the capital stock.

         1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

         Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Borrower to Lenders pursuant to clauses (i), (ii),
(iii) and (xi) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(iv)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those in effect on the date hereof, including SAB 101, and adopted by Holdings for use in the preparation of its financial statements for the periods following the third Fiscal Quarter of Holdings" 2000 Fiscal Year.

         1.3      OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

         Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                                    SECTION 2
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         2.1      COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.

                  A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i) and 2.1A(ii) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(iii).

                  (i) TERM LOANS. Each Lender severally agrees to lend to Borrower on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender"s Term Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate amount of the Term Loan Commitments is $108,672,000; PROVIDED that the Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Term Loan Commitments pursuant to subsection 10.1B. Each Lender"s Term Loan Commitment shall expire immediately and without further action on the Closing Date if the Term Loans are not made on that date. Borrower may make only one borrowing under the Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                  (ii) REVOLVING LOANS. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Borrower from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender"s Revolving Loan Commitment is set forth opposite its name on SCHEDULE
         2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $18,000,000; PROVIDED that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and PROVIDED, FURTHER that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to this Agreement (including without limitation, subsections 2.4B(ii) and 2.4B(iii)). Each Lender"s Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; PROVIDED that each Lender"s Revolving Loan Commitment shall expire immediately and without further action on December 15, 2000 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

         Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitations that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                  (iii) SWING LINE LOANS. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Borrower from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Borrower in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender"s outstanding Revolving Loans and Swing Line Lender"s Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender"s Revolving Loan Commitment. The aggregate principal amount of the Swing Line Loan Commitment is $5,000,000; PROVIDED that any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Borrower, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; PROVIDED that the Swing Line Loan Commitment shall expire immediately and without further action on December 15, 2000 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

         Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitations that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

         With respect to any Swing Line Loans which have not been voluntarily prepaid by Borrower pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Borrower), no later than 10:00 A.M. (New York City time) on the first Business Day in advance of the proposed Funding Date, a notice requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to, for each Lender, such Lender"s Pro Rata Share of the amount of such Swing Line Loans (the aggregate amount of such Swing Line Loans requested to be refunded by the Lenders on such Funding Date, the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay (which request shall be deemed to have also been made by Borrower). Anything contained in this Agreement to the contrary notwithstanding,
         (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender"s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender"s outstanding Revolving Loans and shall be due under the Revolving Note of Swing Line Lender. Borrower hereby authorizes Administrative Agent and Swing Line Lender to charge Borrower"s accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) one Business Day after requesting Borrower to repay the Refunded Swing Line Loans in order to pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Borrower from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

         If for any reason (a) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day"s notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender"s participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

         Anything contained herein to the contrary notwithstanding, each Lender"s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender"s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that such obligations of each Lender are subject to the condition that (1) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or
         (2) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.




                  B. BORROWING MECHANICS. Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iii) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $1,000,000 and in an integral multiple of $100,000 in excess thereof. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $500,000 and in an integral multiple of $100,000 in excess thereof. Whenever Borrower desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a LIBO Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Borrower desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business
Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of Term Loans and Revolving Loans, whether such Loans shall be Base Rate Loans or LIBO Rate Loans, and (v) in the case of any Loans requested to be made as LIBO Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and LIBO Rate Loans in the manner provided in subsection 2.2D.

         Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such notice Borrower shall have effected Loans hereunder.

         Borrower shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Borrower has certified in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Borrower of the proceeds of any Loans shall constitute a re-certification by Borrower, as of the applicable Funding Date, as to the matters to which Borrower is required to certify in the applicable Notice of Borrowing.

         Except as otherwise provided in subsections 2.6B and 2.6C, a Notice of Borrowing for a LIBO Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.


                  C. DISBURSEMENT OF FUNDS. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender"s obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender"s obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B, Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 11:00 A.M. (New York City time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 11:00 A.M. (New York City time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(iii) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Borrower on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Borrower at the Funding and Payment Office.

         Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender"s Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent"s demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  D.       THE REGISTER.

                  (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent shall record in the Register the Term Loan Commitment and Revolving Loan Commitment and the Term Loans and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Term Loans or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Borrower and each Lender, absent demonstrable error; PROVIDED that failure to make any such recordation, or any error in such recordation, shall not affect any Lender"s Commitments or Borrower"s Obligations in respect of any applicable Loans.

                  (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent demonstrable error; PROVIDED that failure to make any such recordation, or any error in such recordation, shall not affect any Lender"s Commitments or Borrower"s Obligations in respect of any applicable Loans; and PROVIDED, FURTHER that in the event of any inconsistency between the Register and any Lender"s records, the recordations in the Register shall govern.

                  (iv) Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                  (v) Borrower hereby designates Administrative Agent to serve as Borrower"s agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Borrower hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

                  E. Notes. Borrower shall execute and deliver on the Closing Date (i) to each Lender (or to Administrative Agent for that Lender) (a) a Term Note substantially in the form of EXHIBIT IV annexed hereto to evidence that Lender"s Term Loans, in the principal amount of that Lender"s Term Loans and with other appropriate insertions and (b) a Revolving Note substantially in the form of EXHIBIT V attached hereto to evidence that Lender"s Revolving Loans, in the principal amount of that Lender"s Revolving Loan Commitment and with other appropriate insertions and (ii) to the Swing Line Lender (or to the Administrative Agent for the Swing Line Lender), a Swing Line Note substantially in the form of EXHIBIT VI attached hereto to evidence Swing Line Lender"s Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions.

         2.2      INTEREST ON THE LOANS.

                  A. RATE OF INTEREST. Subject to the provisions of subsections
2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Alternate Base Rate or the LIBO Rate (Reserve Adjusted). Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Alternate Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Borrower initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Alternate Base Rate.

                  (i) Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                           (a) if a Base Rate Loan, then at the sum of the
                  Alternate Base Rate from time to time in effect PLUS the Applicable Margin, or

                           (b) if a LIBO Rate Loan, during each Interest Period
                  applicable thereto, then at the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period PLUS the Applicable Margin; and

                  (ii) Subject to the provisions of subsections 2.2E and 2.7, each Swing Line Loan shall bear interest through maturity at the sum of the Alternate Base Rate plus 2.50% per annum.

                  B. INTEREST PERIODS. In connection with each LIBO Rate Loan, Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Borrower"s option, either a one-, two-, three- or six-month period; PROVIDED that:

                  (i) the initial Interest Period for any LIBO Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a LIBO Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a LIBO Rate Loan;

                  (ii) in the case of immediately successive Interest Periods applicable to a LIBO Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of a calendar month after which no further Business Day occurs in such calendar month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) there shall be no more than five Interest Periods outstanding at any time; and

                  (vi) in the event Borrower fails to specify an Interest Period for any LIBO Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Borrower shall be deemed to have selected an Interest Period of one month.

                  C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears (i) on each Interest Payment Date applicable to that Loan, (ii) upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and (iii) at maturity (including final maturity).

                  D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans equal to at least $1,000,000 and in an integral multiple of $100,000 in excess thereof from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a LIBO Rate Loan, to continue all or any portion of such Loan equal to at least $1,000,000 and in an integral multiple of $100,000 in excess thereof as a LIBO Rate Loan.

         Borrower shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a LIBO Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business
Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation and (iv) in the case of a conversion to, or a continuation of, a LIBO Rate Loan, the requested Interest Period. Upon receipt of written notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by facsimile to each Lender.

         Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such notice Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

         Except as otherwise provided in subsections 2.6B and 2.6C, a Notice of Conversion/Continuation for conversion to, or continuation of, a LIBO Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.

                  E. POST-DEFAULT INTEREST. At any time when any Event of Default has occurred and is continuing, each Loan shall bear interest on the unpaid principal amount thereof at a rate equal to 2% per annum PLUS (a) in the case of LIBO Rate Loans, the LIBO Rate (Reserve Adjusted) or (b) in the case of Base Rate Loans, the Alternate Base Rate PLUS, in each case, the Applicable Margin. In addition, to the extent permitted by applicable law, any interest payments on the Loans and any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at the a rate equal to 2% per annum PLUS the Alternate Base Rate PLUS the Applicable Margin; PROVIDED that, in the case of LIBO Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such LIBO Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or any Lender.

                  F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed, in the case of Base Rate Loans and LIBO Rate Loans, on the basis of a 360-day year, for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a LIBO Rate Loan, the date of conversion of such LIBO Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a LIBO Rate Loan, the date of conversion of such Base Rate Loan to such LIBO Rate Loan, as the case may be, shall be excluded; PROVIDED that if a Loan is repaid on the same day on which it is made, one day"s interest shall be paid on that Loan.

         2.3      FEES.

                  A. COMMITMENT FEES. Borrower agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender"s Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to (a) the average of the daily excess of the Revolving Loan Commitments over the Total Utilization of Revolving Loan Commitments, MULTIPLIED BY (b) " of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable monthly in arrears on the last Business Day of each calendar month (commencing December 31, 2000), and on the Revolving Loan Commitment Termination Date.

                  B. OTHER FEES. Borrower agrees to pay: (i) to Administrative Agent for its own account, fees payable in the amounts and at the times separately agreed upon between Borrower and the Administrative Agent, (ii) to Administrative Agent, for the account of the Lenders according to each Lender"s Pro Rata Share, a restructuring fee consisting of (a) an amount equal to 0.25% of the Term Loan Commitments, which amount shall be earned and payable on the Closing Date, PLUS (b) an additional amount equal to 0.25% of the Term Loan Commitments, which amount shall be earned on the Closing Date and payable on the earlier to occur of (x) the date on which the Term Loans, and all interest and fees accrued thereon, are repaid or prepaid in full in cash or (y) the date on which the unpaid principal amount of, and accrued interest on, all Loans and all other Obligations shall become immediately due and payable pursuant to the terms of Section 8 following the occurrence of an Event of Default, and (iii) such other fees payable to the Agents, for the account of the Revolving Lenders, in the amounts and at the times separately agreed upon between the Borrower and the Agents.

                  C. FEES EARNED. All fees payable to Agent or any Lender by Borrower hereunder or pursuant to any other agreement executed in connection herewith shall be fully earned when due hereunder or thereunder and shall be non-refundable.

         2.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS; APPLICATION OF PROCEEDS OF COLLATERAL AND OTHER PAYMENTS.

         A.       SCHEDULED PAYMENTS OF LOANS.

                  (i) SCHEDULED PAYMENTS OF TERM LOANS. Borrower shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:


                                                           (B)
                  (A)                               Schedule Payment
              Payment Date                            of Term Loans
----------------------------------------- -------------------------
December 31, 2000                                    $2,500,000.00
----------------------------------------- -------------------------

                                                           (B)
                  (A)                               Schedule Payment
              Payment Date                            of Term Loans

----------------------------------------- -------------------------
January 31, 2001                                       $333,333.33
----------------------------------------- -------------------------
February 28, 2001                                      $333,333.33
----------------------------------------- -------------------------
March 31, 2001                                         $333,333.34
----------------------------------------- -------------------------
April 30, 2001                                         $333,333.33
----------------------------------------- -------------------------
May 31, 2001                                           $333,333.33
----------------------------------------- -------------------------
June 30, 2001                                          $333,333.34
----------------------------------------- -------------------------
July 31, 2001                                          $333,333.33
----------------------------------------- -------------------------
August 31, 2001                                        $333,333.33
----------------------------------------- -------------------------
September 30, 2001                                     $333,333.34
----------------------------------------- -------------------------
October 31, 2001                                       $333,333.33
----------------------------------------- -------------------------
November 30, 2001                                      $333,333.33
----------------------------------------- -------------------------
December 31, 2001                                      $333,333.34
----------------------------------------- -------------------------
January 31, 2002                                       $500,000.00
----------------------------------------- -------------------------
February 28, 2002                                      $500,000.00
----------------------------------------- -------------------------
March 31, 2002                                         $500,000.00
----------------------------------------- -------------------------
April 30, 2002                                         $500,000.00
----------------------------------------- -------------------------
May 31, 2002                                           $500,000.00
----------------------------------------- -------------------------
June 30, 2002                                          $500,000.00
----------------------------------------- -------------------------
July 31, 2002                                          $500,000.00
----------------------------------------- -------------------------
August 31, 2002                                        $500,000.00
----------------------------------------- -------------------------
September 30, 2002                                     $500,000.00
----------------------------------------- -------------------------
October 31, 2002                                       $500,000.00
----------------------------------------- -------------------------
November 30, 2002                                      $500,000.00
----------------------------------------- -------------------------
December 31, 2002                                      $500,000.00
----------------------------------------- -------------------------
January 31, 2003                                       $500,000.00
----------------------------------------- -------------------------
February 28, 2003                                      $500,000.00
----------------------------------------- -------------------------
March 31, 2003                                         $500,000.00
----------------------------------------- -------------------------
April 30, 2003                                         $500,000.00
----------------------------------------- -------------------------
May 31, 2003                                           $500,000.00
----------------------------------------- -------------------------
June 30, 2003                                          $500,000.00
----------------------------------------- -------------------------
July 31, 2003                                          $500,000.00
----------------------------------------- -------------------------
August 29, 2003                                     $92,672,000.00
----------------------------------------- -------------------------

TOTAL                                              $108,672,000.00

----------------------------------------- -------------------------

         ; provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and PROVIDED, FURTHER that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than August 29, 2003, and the final installment payable by Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the Term Loans.

                  (ii) REPAYMENT OF REVOLVING LOANS AND SWING LINE LOANS. Borrower shall repay in full the unpaid principal amount of each Revolving Loan and Swing Line Loan on the Revolving Loan Commitment Termination Date.

         B.       PREPAYMENTS AND REDUCTIONS IN LOANS AND COMMITMENTS.

                  (i)      VOLUNTARY PREPAYMENTS.

                           (a) NOTICE OF PREPAYMENT. Borrower may, upon written
                  or telephonic notice to Administrative Agent on or prior to 12:00 Noon (New York City time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $100,000. Borrower may, upon not less than one Business Day"s prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days" prior written or telephonic notice, in the case of LIBO Rate Loans, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000; PROVIDED, HOWEVER, that with respect to any LIBO Rate Loan not prepaid on the expiration of the Interest Period applicable thereto, Borrower shall pay any amounts payable pursuant to subsection 2.6D. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

                  (ii) VOLUNTARY REDUCTIONS OF REVOLVING LOAN COMMITMENTS. Borrower may, upon not less than three Business Days" prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; PROVIDED that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $1,000,000 or the remainder of such excess. Borrower"s notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Borrower"s notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share.

                  (iii) MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS. The Loans shall be prepaid and/or the Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

                           (a) PREPAYMENTS AND REDUCTIONS FROM NET ASSET
                  SALE PROCEEDS. No later than the first Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Asset Sale Proceeds. Notwithstanding the foregoing, Borrower shall not be required to make a mandatory prepayment pursuant to this subsection 2.4B(iii)(a) (I) to the extent that the Net Asset Sale Proceeds received by Holdings or any of its Subsidiaries from any Asset Sale do not exceed an aggregate cumulative amount equal to $1,800,000 or (II) if the Net Asset Sale Proceeds are reinvested in assets of substantially equivalent value within 365 days of the receipt thereof; PROVIDED, HOWEVER, that the total Net Asset Sale Proceeds which may be so reinvested shall not exceed $1,000,000 in the aggregate during the term of this Agreement. If upon any Asset Sale, Borrower elects to reinvest the Net Asset Sale Proceeds as permitted under this subsection 2.4B(iii)(a)(II), (1) no later than the first Business Day following the consummation of such Asset Sale, Borrower shall deliver an Officers" Certificate to Administrative Agent indicating Borrower"s election to reinvest the Net Asset Sale Proceeds and (2) upon the expiration of 365 days after the date of receipt of the Net Asset Sale Proceeds of such Asset Sale, Borrower shall deliver to Administrative Agent an Officers" Certificate indicating the amount of Net Asset Sale Proceeds reinvested as of such date, the assets in which such Net Asset Sale Proceeds have been reinvested, and the amount of any remaining Net Asset Sale Proceeds which shall be applied to prepay the Loans and/or reduce the Revolving Loan Commitments as set forth in subsection 2.4B(iii).

                           (b) PREPAYMENTS AND REDUCTIONS FROM NET
                  INSURANCE/CONDEMNATION PROCEEDS. No later than the first Business Day following the date of receipt by Administrative Agent or by Holdings or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments pursuant to the provisions of subsection 6.4C, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of 100% of such Net Insurance/Condemnation Proceeds.

                           (c) PREPAYMENTS AND REDUCTIONS DUE TO REVERSION OF
                  SURPLUS ASSETS OF PENSION PLANS. No later than the first Business Day following date of return to Holdings or any of its Subsidiaries of any surplus assets of any pension plan of Borrower or any of its Subsidiaries, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount (such amount being the "NET PENSION PROCEEDS") equal to 100% of such returned surplus assets, net of transaction costs and expenses incurred in obtaining such return, including incremental taxes payable as a result thereof.

                           (d) PREPAYMENTS AND REDUCTIONS FROM ECF SWEEP AMOUNT.
                  In the event that the ECF Sweep Amount for any Fiscal Year (commencing with Fiscal Year 2001) shall be an amount greater than zero, Borrower shall, no later than March 31 following the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such ECF Sweep Amount.

                           (e) PREPAYMENTS UPON RECEIPT OF NET EQUITY PROCEEDS.
                  Concurrently with the receipt by Holdings or any of its Subsidiaries of any Net Equity Proceeds, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Equity Proceeds.

                           (f) PREPAYMENTS UPON RECEIPT OF NET DEBT PROCEEDS.
                  Concurrently with the receipt by Holdings or any of its Subsidiaries of any Net Debt Proceeds, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Debt Proceeds.

                           (g) PREPAYMENTS DUE TO REDUCTIONS OR RESTRICTIONS OF
                  REVOLVING LOAN COMMITMENTS. Borrower shall from time to time prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

                           (h) PREPAYMENTS TO MAINTAIN MAXIMUM CASH. Borrower
                  shall from time to time prepay the Revolving Loans to the extent necessary to ensure that Holdings and its Subsidiaries do not have Cash or Cash Equivalents in excess of $2,500,000 at any time during any period of seven Business Days. Subject to the other provisions of this Agreement, amounts prepaid under this subsection may be reborrowed by Borrower upon it compliance with the requirements of this subsection.

                           (i) CALCULATIONS OF NET PROCEEDS AMOUNTS; ADDITIONAL
                  PREPAYMENTS AND REDUCTIONS BASED ON SUBSEQUENT CALCULATIONS. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(f), Borrower shall deliver to Administrative Agent an Officers" Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, the applicable Net Pension Proceeds (as such term is defined in subsection 2.4B(iii)(c)), the applicable ECF Sweep Amount, the applicable Net Equity Proceeds or the applicable Net Debt Proceeds, as the case may be, that gave rise to such prepayment and/or reduction. In the event that Borrower or Administrative Agent shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers" Certificate, Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Borrower shall concurrently therewith deliver to Administrative Agent an Officers" Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                  (iv)     APPLICATION OF PREPAYMENTS.

                           (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF
                  LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Borrower in the applicable notice of prepayment; provided that in the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied FIRST to repay outstanding Swing Line Loans to the full extent thereof, SECOND to repay outstanding Revolving Loans to the full extent thereof and THIRD to repay outstanding Term Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A(i) on a PRO RATA basis.

                           (b) APPLICATION OF MANDATORY PREPAYMENTS (OTHER THAN
                  ECF SWEEP AMOUNT) BY TYPE OF LOANS. Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a), (b), (c), (e), (f) and
                  (g) shall be applied FIRST, to prepay, on a pro rata basis, the remaining scheduled amortization payments in respect of the Term Loans in accordance with subsection 2.4A(i) until all such scheduled amortization payments have been paid in full, SECOND, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, THIRD, to the extent of any remaining portion of the Applied Amount, to prepay, on a pro rata basis, the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment (and to the extent the Letter of Credit Usage exceeds the Revolving Loan Commitments immediately after such reduction, an amount equal to such excess shall be deposited into the Collateral Account to serve as Collateral for the Loan Parties" further obligations with respect to the Letter of Credit Usage in the amount of such excess), and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof (and to the extent the Letter of Credit Usage exceeds the Revolving Loan Commitments immediately after such reduction, an amount equal to such excess shall be deposited into the Collateral Account to serve as Collateral for the Loan Parties" further obligations with respect to the Letter of Credit Usage in the amount of such excess).

                           (c) APPLICATION OF MANDATORY PREPAYMENTS OF ECF SWEEP
                  AMOUNT BY TYPE OF LOANS. Any amount (the "APPLIED ECF SWEEP AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(iii)(d) shall be applied FIRST, to prepay the outstanding principal amount of all remaining Term Loans in inverse order of maturity, until all such Term Loans have been paid in full; SECOND, to the extent of any remaining portion of the Applied ECF Sweep Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, THIRD, to the extent of any remaining portion of the Applied ECF Sweep Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment (and to the extent the Letter of Credit Usage exceeds the Revolving Loan Commitments immediately after such reduction, an amount equal to such excess shall be deposited into the Collateral Account to serve as Collateral for the Loan Parties" further obligations with respect to the Letter of Credit Usage in the amount of such excess), and FOURTH, to the extent of any remaining portion of the Applied ECF Sweep Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof (and to the extent the Letter of Credit Usage exceeds the Revolving Loan Commitments immediately after such reduction, an amount equal to such excess shall be deposited into the Collateral Account to serve as Collateral for the Loan Parties" further obligations with respect to the Letter of Credit Usage in the amount of such excess).

                           (d) APPLICATION OF PREPAYMENTS TO BASE RATE LOANS AND
                  LIBO RATE Loans. Considering Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to LIBO Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to subsection 2.6D.

                           (e) PREPAYMENT OF CERTAIN LIBO RATE LOANS. In the
                  event the amount of any prepayment required to be made above shall exceed the aggregate principal amount of the Base Rate Loans outstanding required to be prepaid (the amount of any such excess being called the "EXCESS AMOUNT"), Borrower shall have the right, in lieu of making such prepayment in full, to prepay all the outstanding applicable Base Rate Loans and to deposit an amount equal to the Excess Amount with Administrative Agent in the Collateral Account. Any amounts so deposited shall be held by Administrative Agent as collateral for the Obligations and applied to the prepayment of the applicable LIBO Rate Loans at the end of the current Interest Periods applicable thereto.

         C.       GENERAL PROVISIONS REGARDING PAYMENTS.

                  (i) MANNER AND TIME OF PAYMENT. All payments by Borrower of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 P.M. (New York City time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day. Borrower hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii) APPLICATION OF PAYMENTS TO PRINCIPAL AND INTEREST. Except as otherwise provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  (iii) APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders" respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any LIBO Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) PAYMENTS ON BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) NOTATION OF PAYMENT. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

         D.       APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER
                  GUARANTY.

                  (i) APPLICATION OF PROCEEDS OF COLLATERAL. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be applied by Administrative Agent against the applicable Secured Obligations (used hereinafter as defined in such Collateral Document) then due and owing in the order of priority listed in Section 3(c) of the Intercreditor Agreement.

                  (ii) APPLICATION OF PAYMENTS UNDER GUARANTY. All payments received by Administrative Agent under the Guaranty shall be applied promptly by the Administrative Agent against the applicable Secured Obligations then due and owing in the order of priority listed in
         Section 3(c) of the Intercreditor Agreement.

         2.5      USE OF PROCEEDS.

                  A. TERM LOANS. The proceeds of the Term Loans shall be applied by Borrower to repay amounts outstanding under the Prepetition Credit Agreement.

                  B. REVOLVING LOANS; SWING LINE LOANS. The proceeds of any Revolving Loans and any Swing Line Loans shall be applied by Borrower, upon or after entry of a final order of the Bankruptcy Court approving the Reorganization Plan, to (i) pay fees and expenses in connection with the Reorganization Plan, (ii) finance Borrower"s working capital needs, (iii) finance the consummation of the Reorganization Plan, and (iv) retire and repay the debtor-in-possession financing under the DIP Credit Agreement, and (v) provide financing for working capital and other general corporate purposes of Borrower and its Subsidiaries; PROVIDED, HOWEVER, that at no time during the first thirty (30) days following the Closing Date shall the Revolving Availability Reserve Amount be applied by Borrower for the payment of fees, expenses and other costs related to or required by the Reorganization Plan (other than retention payments and stay bonuses paid to employees of the Borrower).

                  C. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U or Regulation X of the F.R.S. Board or to violate any other law, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

         2.6      SPECIAL PROVISIONS GOVERNING LIBO RATE LOANS.

         Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to LIBO Rate Loans as to the matters covered:

                  A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent demonstrable error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBO Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

                  B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any LIBO Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of LIBO Rate (Reserve Adjusted), Administrative Agent shall on such date give notice (by facsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, LIBO Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist (which Administrative Agent agrees to do promptly after such circumstances cease to exist) and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

                  C. ILLEGALITY OR IMPRACTICABILITY OF LIBO RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower and Administrative Agent) that the making, maintaining or continuation of its LIBO Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any Governmental Rule (or would conflict with any such Governmental Rule not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by facsimile or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, LIBO Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender (which such Lender agrees to do promptly after such Lender ceases to be so affected),
(b) to the extent such determination by the Affected Lender relates to a LIBO Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender"s obligation to maintain its outstanding LIBO Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a LIBO Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrower shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by facsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, LIBO Rate Loans in accordance with the terms of this Agreement.


                  D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Borrower shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts and the calculation thereof in reasonable detail), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its LIBO Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any LIBO Rate Loan does not occur on a date specified therefor in a Notice of Borrowing, or a conversion to or continuation of any LIBO Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i) but other than pursuant to subsection 2.4B(iv)(e)) or other principal payment or any conversion of any of its LIBO Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its LIBO Rate Loans is not made on any date specified in a notice of prepayment given by Borrower, or (iv) as a consequence of any other default by Borrower in the repayment of its LIBO Rate Loans when required by the terms of this Agreement.

                  E. BOOKING OF LIBO RATE LOANS. Any Lender may make, carry or transfer LIBO Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

                  F. ASSUMPTIONS CONCERNING FUNDING OF LIBO RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A may be made as though that Lender had actually funded each of its relevant LIBO Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of LIBO Rate (Reserve Adjusted) in an amount equal to the amount of such LIBO Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its LIBO Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

         2.7      INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

                  A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent demonstrable error, be final and conclusive and binding upon all parties hereto) that any Governmental Rule, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new Governmental Rule), or any determination of a court or Governmental Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

         (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

         (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to LIBO Rate Loans that are reflected in the definition of LIBO Rate (Reserve Adjusted)); or

         (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall within 10 days pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  Promptly after any Lender has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this Section 2.7A, such Lender will notify Borrower thereof. Failure on the part of any Lender so to notify Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender"s right to demand compensation with respect to such period or any other period; provided that Borrower shall not be under any obligation to compensate any Lender with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if such Lender knew of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions; and provided, further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Governmental Rule as aforesaid within such six-month period.

                  B. Withholding of Taxes.

         (i) PAYMENTS TO BE FREE AND CLEAR. All sums payable by Borrower under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

         (ii) GROSSING-UP OF PAYMENTS. If Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Borrower to Administrative Agent or any Lender under any of the Loan Documents:

                           (a) Borrower shall notify Administrative Agent of any
                  such requirement or any change in any such requirement as soon as Borrower becomes aware of it;

                           (b) Borrower shall pay any such Tax before the date
                  on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                           (c) the sum payable by Borrower in respect of which
                  the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                           (d) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; PROVIDED that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

         (iii) EVIDENCE OF EXEMPTION FROM U.S. WITHHOLDING TAX.

                           (a) Each Lender that is organized under the laws of
                  any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form W-8 BEN or W-8 ECI (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8 BEN or W-8 ECI pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                           (b) Each Lender required to deliver any forms,
                  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Borrower two new original copies of Internal Revenue Service Form W-8 BEN or W-8 ECI (or any successor forms), or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence.

                           (c) Borrower shall not be required to pay any
                  additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection


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

                  2.7B(iii)(c) shall relieve Borrower of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable Governmental Rule, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

                  C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation, (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation, application or administration thereof by the National Association of Insurance Commissioners, any Governmental Authority charged with the interpretation, application or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request, requirement, policy or directive regarding capital adequacy (whether or not having the force of law) of the National Association of Insurance Commissioners, any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender"s Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent demonstrable error.

                  D. SUBSTITUTE LENDERS. In the event Borrower is required under the provisions of this subsection 2.7 or subsection 3.6 to make payments in a material amount to any Lender or in the event any Lender fails to lend to Borrower in accordance with this Agreement or if any Lender becomes an Affected Lender, Borrower may, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination,
(i) Borrower shall pay that Lender all principal, interest and fees and other amounts (including without limitation, amounts, if any, owed under this subsection 2.7 or subsection 3.6) owed to such Lender through such date of termination, (ii) another financial institution satisfactory to Borrower and Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative



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Agent), to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.

         2.8      OBLIGATION OF LENDERS AND ISSUING LENDER TO MITIGATE.

         Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Borrower agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent demonstrable error.

                                    SECTION 3
                                LETTERS OF CREDIT

         3.1 ISSUANCE OF LETTERS OF CREDIT AND LENDERS" PURCHASE OF PARTICIPATIONS THEREIN.

                  A. LETTERS OF CREDIT. Each of the parties hereto acknowledges and agrees that all Existing Letters of Credit shall continue as Letters of Credit for all purposes under this Agreement and the other Loan Documents. Furthermore, in addition to Borrower requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(ii) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iii), Borrower may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that Issuing Lender issue Letters of Credit for the






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

account of Borrower for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Issuing Lender shall issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Borrower shall not request that Issuing Lender issue (and Issuing Lender shall not issue):

         (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect; or

         (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $5,000,000; or

         (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the third Business Day preceding the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit (other than the Standby Letters of Credit set forth on Schedule 3.1 annexed hereto which shall have the expiration dates set forth on Schedule 3.1); provided that the immediately preceding clause
(b) shall not prevent Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless Issuing Lender elects not to extend for any such additional period; and provided, further that Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time Issuing Lender must elect whether or not to allow such extension; or

         (iv) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (a) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (b) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to Issuing Lender in its reasonable discretion; or

         (v) any Letter of Credit denominated in a currency other than Dollars.

                  B. MECHANICS OF ISSUANCE.

         (i) NOTICE OF ISSUANCE. Whenever Borrower desires the issuance of a Letter of Credit, it shall deliver to Issuing Lender a Notice of Issuance of Letter of Credit no later than 10:00 A.M. (New York City time) at least three Business Days, or such shorter period as may be agreed to by Issuing Lender, in its sole discretion, in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit, (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the





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

beneficiary prior to the expiration date of the Letter of Credit, would require Issuing Lender to make payment under the Letter of Credit; provided that Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that, unless otherwise agreed by the Issuing Lender, no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of Issuing Lender) on such business day. Borrower shall notify Issuing Lender (and Administrative Agent, if Administrative Agent is not Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Borrower has certified in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Borrower shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Borrower is required to certify in the applicable Notice of Issuance of Letter of Credit.

         (ii) ISSUANCE OF LETTER OF CREDIT. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, Issuing Lender shall issue the requested Letter of Credit in accordance with Issuing Lender's standard operating procedures.

         (iii) NOTIFICATION TO LENDERS. Upon the issuance of any Letter of Credit Issuing Lender shall promptly notify Administrative Agent (if Issuing Lender is not Administrative Agent) and each other Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is Issuing Lender, together with such notice), Administrative Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

         (iv) REPORTS TO LENDERS. Within 30 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, Issuing Lender shall deliver to each other Lender a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by Issuing Lender that were outstanding during such calendar quarter.

                  C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased from Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

         3.2 LETTER OF CREDIT FEES.

         Borrower agrees to pay the following amounts with respect to Letters of Credit issued hereunder:




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         (i) with respect to each Letter of Credit, (a) a fronting fee, payable directly to Issuing Lender for its own account, equal to the greater of (1) $500 and (2) 0.375% per annum on the stated amount of such Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to 3.50% per annum on the daily amount available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable monthly in arrears on the last Business Day of each calendar month following the date of the issuance (or extension) of such Letter of Credit, and shall be computed on the basis of a 360-day year for the actual number of days elapsed; and

         (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges payable directly to Issuing Lender for its own account in accordance with Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be. For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

         3.3 DRAWINGS AND REIMBURSEMENT OF AMOUNTS PAID UNDER LETTERS OF CREDIT.

                  A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

                  B. REIMBURSEMENT BY BORROWER OF AMOUNTS PAID UNDER LETTERS OF CREDIT. In the event Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, Issuing Lender shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse Issuing Lender on or before 11:00 A.M. (New York City time) the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Borrower shall have notified Administrative Agent and Issuing Lender prior to 10:00 A.M. (New York City time) on the date such drawing is honored that Borrower intends to reimburse Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B-1, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such




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honored drawing, the proceeds of which shall be applied directly by
Administrative Agent to reimburse Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not received by Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrower shall reimburse Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Borrower shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

                  C. PAYMENT BY LENDERS OF UNREIMBURSED AMOUNTS PAID UNDER LETTERS OF CREDIT.

         (i) PAYMENT BY LENDERS. In the event that Borrower shall fail for any reason to reimburse Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by Issuing Lender under a Letter of Credit issued by it, Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender shall make available to Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of Issuing Lender specified in such notice, not later than 12:00 Noon (New York City time) on the first business day (under the laws of the jurisdiction in which such office of Issuing Lender is located) after the date notified by Issuing Lender. In the event that any Lender fails to make available to Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from Issuing Lender any amounts made available by Lender to Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by Issuing Lender in respect of which payment was made by Lender constituted gross negligence or willful misconduct on the part of Issuing Lender.

         (ii) DISTRIBUTION TO LENDERS OF REIMBURSEMENTS RECEIVED FROM BORROWER. In the event Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by Issuing Lender under a Letter of Credit issued by it, Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by Issuing Lender from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.



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                  D. INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.

         (i) PAYMENT OF INTEREST BY BORROWER. Borrower agrees to pay to Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to
(a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

         (ii) DISTRIBUTION OF INTEREST PAYMENTS BY ISSUING LENDER. Promptly upon receipt by Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it,
(a) Issuing Lender shall distribute to each other Lender, out of the interest received by Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender"s Pro Rata Share of any interest received by Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrower. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

         3.4 OBLIGATIONS ABSOLUTE.

         The obligation of Borrower to reimburse Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:



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         (i) any lack of validity or enforceability of any Letter of Credit;

         (ii) the existence of any claim, set-off, defense or other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Lender or other Lender or any other Person or, in the case of a Lender, against any Loan Party, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

         (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (iv) payment by Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

         (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any of its Subsidiaries;

         (vi) any breach of this Agreement or any other Loan Document by any party thereto;

         (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

         (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing; provided, in each case, that payment by Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence, willful misconduct or bad faith of Issuing Lender under the circumstances in question.

         3.5 INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

                  A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, Borrower hereby agrees to protect, indemnify, pay and save harmless Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Lender, other than as a result of (a) the gross negligence, willful misconduct or bad faith of Issuing Lender (IT BEING UNDERSTOOD BY THE PARTIES HERETO THAT ISSUING LENDER IS TO BE INDEMNIFIED FOR ITS NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, JOINT OR TECHNICAL) or (b) subject to the following clause
(ii), the wrongful



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dishonor by Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

                  B. Nature of Issuing Lender's Duties. As between Borrower and Issuing Lender, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of Issuing Lender's rights or powers hereunder.

         In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put Issuing Lender under any resulting liability to Borrower.

         Notwithstanding anything to the contrary contained in this subsection 3.5, Borrower shall retain any and all rights it may have against Issuing Lender for any liability arising solely out of the gross negligence, willful misconduct or bad faith of Issuing Lender.

         3.6 INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT.

         Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that Issuing Lender or any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Governmental Rule, or any change therein or in the interpretation, administration or application thereof (including the introduction of any Governmental Rule), or any determination



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of any Governmental Authority, in each case that becomes effective after the date hereof, or compliance by Issuing Lender or any Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

         (i) subjects Issuing Lender or such Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of Issuing Lender or such Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by Issuing Lender;

         (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by Issuing Lender or participations therein purchased by such Lender; or

         (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to Issuing Lender or such Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by Issuing Lender or such Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Borrower shall promptly pay to Issuing Lender or such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate Issuing Lender or such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Issuing Lender or such Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Issuing Lender or such Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent demonstrable error. Promptly after Issuing Lender or any Lender has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this subsection 3.6, Issuing Lender or such Lender, as the case may be, will notify Borrower thereof. Failure on the part of Issuing Lender or such Lender, as the case may be, so to notify Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of Issuing Lender's or such Lender's right to demand compensation with respect to such period or any other period; provided that Borrower shall not be under any obligation to compensate Issuing Lender or any Lender with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if Issuing Lender or such Lender knew of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions; provided, further, that the foregoing limitation shall not apply to any increased



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costs or reductions arising out of the retroactive application of any law, regulation, rule, guideline or directive as aforesaid within such six-month period.

                                    SECTION 4
                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

         The obligations of Lenders to make Loans and the Issuing Lender to continue Existing Letters of Credit as Letters of Credit under this Agreement and to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions.

         4.1 CONDITIONS TO TERM LOANS, INITIAL REVOLVING LOANS AND INITIAL SWING LINE LOANS.

         The obligations of Lenders to make the Term Loans, any initial Revolving Loans and any initial Swing Line Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

                  A. LOAN PARTY DOCUMENTS. On or before the Closing Date, Borrower shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Borrower or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date:

         (i) Except as set forth on Schedule 6.15 annexed hereto, a good standing certificate from the Secretary of State of the jurisdiction of incorporation of such Person, each dated a recent date prior to the Closing Date;

         (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary;

         (iii) Intentionally Omitted;

         (iv) Signature and incumbency certificates of the officers of such Persons authorized by the resolutions delivered pursuant to subsection 4.1A(iii) to execute the Loan Documents to which each such Person is a party; and

         (v) Executed originals of each Loan Document (including the Collateral Documents) to which such Person is a party, and each Loan Document so executed shall contain terms and conditions satisfactory to Agents.

                  B. NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, no event, change or development has occurred which has a Material Adverse Effect.



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                  C. SUBORDINATED DEBT DOCUMENTS. The Agents shall have reviewed and shall be satisfied, in their sole discretion, with the terms of the Subordinated Debt Documents.

                  D. PERFECTION CERTIFICATE. Borrower shall have delivered a completed Perfection Certificate to Administrative Agent no earlier than 20 days prior to the Closing Date, which Perfection Certificate shall be satisfactory to the Agents in substance and form.

                  E. INTENTIONALLY OMITTED.

                  F. INTENTIONALLY OMITTED.

                  G. NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC. Holdings and its Subsidiaries shall have obtained all Governmental Authorizations and all approvals and/or consents of other Persons, in each case that are necessary or advisable in connection with the consummation of the Reorganization Plan and the other transactions contemplated by the Loan Documents and the Subordinated Debt Documents, and the continued operation of the business conducted by Holdings and its Subsidiaries in substantially the same manner as conducted prior to the consummation of the Reorganization Plan and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the consummation of the Reorganization Plan or the operation of the Loan Documents. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired. Additionally, there shall not exist any judgment, order, injunction, or other restraint prohibiting or imposing materially adverse conditions upon the operation of the Loan Documents.

                  H. CONSUMMATION OF REORGANIZATION PLAN.

         (i) All orders including, without limitation, the confirmation order by the Bankruptcy Court entered in connection with the Reorganization Plan (as amended or supplemented from time to time and approved by the Agents, the "CONFIRMATION ORDER") shall be satisfactory to the Agents, and such orders shall, except as agreed to by the Agents, be final orders on the Closing Date and, as of the Closing Date and after giving effect to the initial Loans, such Reorganization Plan shall have become effective, in the sole discretion of the Agents, in accordance with the terms thereof and with the terms of the Confirmation Order;

         (ii) The Agents shall be satisfied that the Disclosure Statement does not contain any materially inaccurate information (or fail to disclose material information) and that there are no material administrative expenses, priority tax claims, reclamation agreements, general unsecured claims or other claims which have not been disclosed in the Disclosure Statement, the bankruptcy



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

schedules, the financial statements of Holdings and its Subsidiaries or otherwise disclosed in connection with the Confirmation Order;

         (iii) The date of effectiveness of the Reorganization Plan shall have occurred (or shall occur on the Closing Date), the Confirmation Order shall be final and in effect, the Reorganization Plan shall be in full force and effect and all conditions precedent to the effectiveness of the Reorganization Plan shall have been fulfilled or waived as permitted in the Reorganization Plan, including, without limitation, the execution, delivery and performance of all terms and conditions to the effectiveness thereof, including the discharge of all indebtedness existing under the Existing Subordinated Notes other than the indebtedness under the Subordinated Notes; and

         (iv) Agents shall have received an Officers' Certificate of Borrower to the effect set forth in clauses (ii)-(iii) above.

                  I. SECURITY INTERESTS IN PERSONAL PROPERTY. The Agents shall have received evidence satisfactory to it that each Loan Party shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii) and (iv) below) that may be necessary or, in the opinion of Agents, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the Collateral (subject to the priorities enumerated in the Intercreditor Agreement). Such actions shall include the following:

         (i) SCHEDULES TO COLLATERAL DOCUMENTS. Delivery to Administrative Agent of accurate and complete schedules to all of the applicable Collateral Documents.

         (ii) STOCK CERTIFICATES AND INSTRUMENTS. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all Capital Securities pledged pursuant to the Pledge Agreement and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral;

         (iii) LIEN SEARCHES AND UCC TERMINATION STATEMENTS. Delivery to Agents of (a) the results of a recent search, by a Person satisfactory to Agents, of all effective UCC financing statements and fixture filings and all tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings requested by Administrative Agent disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement); and




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

         (iv) UCC FINANCING STATEMENTS. Delivery to Administrative Agent of UCC financing statements duly executed by each applicable Loan Party with respect to all personal property Collateral of such Loan Party, for filing by the Closing Date in all jurisdictions as may be necessary or, in the opinion of Agents, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents.

                  J. SECURITY INTERESTS IN REAL PROPERTY. Administrative Agent shall have received counterparts of a Mortgage, dated as of the date hereof, duly executed by the Borrower and each applicable Subsidiary Guarantor, together with

         (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage as may be necessary or, in the reasonable opinion of the Agent, desirable effectively to create a valid, perfected first priority Lien against the properties purported to be covered thereby; and

         (ii) such other approvals, opinions, or documents as the Agent may reasonably request.

                  K. FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET; BUDGET; RECEIVABLES ANALYSIS. On or before the Closing Date, Lenders shall have received from Borrower (i) audited financial statements of Holdings and its Subsidiaries for Fiscal Year 1999, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Year,
(ii) unaudited financial statements of Holdings and its Subsidiaries for the Fiscal Quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 and for the monthly period ended October 31, 2000 consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for such periods, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, (iii) a pro forma consolidated balance sheet of Holdings and its Subsidiaries as of December 31, 2000, prepared in accordance with GAAP and reflecting the effectiveness of the Reorganization Plan, the related financings and the other transactions contemplated by the Loan Documents and the Reorganization Plan, which pro forma financial statements shall be in form and substance satisfactory to Agents and Lenders, (iv) a Budget of Holdings and its Subsidiaries in form and substance satisfactory to Agents and Lenders and (v) such analysis of the Loan Parties' accounts receivable as Agents shall request, in each case satisfactory to Agents.

                  L. INTENTIONALLY OMITTED.

                  M. EVIDENCE OF INSURANCE. Agents shall have received a certificate from Borrower's insurance broker or other evidence satisfactory to them confirming that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.



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

                  N. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinion of Peter Cooper, Esq., in-house counsel for Loan Parties, dated as of the Closing Date and substantially in the form of EXHIBIT IX annexed hereto and as to such other matters as Syndication Agent or Administrative Agent, acting on behalf of Lenders, may reasonably request, (ii) originally executed copies of one or more favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison, New York counsel for Loan Parties, dated as of the Closing Date and substantially in the form of EXHIBIT X annexed hereto and as to such other matters as Syndication Agent or Administrative Agent, acting on behalf of Lenders, may reasonably request, (iii) originally executed copies of one or more favorable written opinion of (A) Walston, Wells, Anderson & Bains, LLP, Alabama counsel for the Loan Parties, (B) Snell & Wilmer, Arizona counsel for the Loan Parties, (C) Friday, Eldredge & Clark, Arkansas counsel for the Loan Parties, (D) Mayer, Brown & Platt, California and Illinois counsels for the Loan Parties, (E) Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., Florida counsel to the Loan Parties, (F) Holland & Knight LLP, Georgia counsel to the Loan Parties, (G) Ice Miller, Indiana counsel to the Loan Parties, (H) Dinsmore & Shohl LLP, Kentucky counsels to the Loan Parties, (I) Kitch Drutchas Wagner DeNardis & Valitutti, Michigan counsel to the Loan Parties, (J) Faegne & Benson LLP, Minnesota counsel to the Loan Parties, (K) Armstrong Teasdale LLP, Missouri counsel to the Loan Parties, (L) McGill, Gotsdiner, Workman & Lepp, P.C., Nebraska counsel to the Loan Parties, (M) Baker, Donelson, Bearman & Caldwell, Tennessee counsel to the Loan Parties, and (N) Bowles Rice McDavid Graff and Love PLLC, West Virginia counsel to the Loan Parties, each dated as of the Closing Date and substantially in the form of EXHIBIT X-I annexed hereto and as such other matters as Syndication Agent or Administrative Agent acting on behalf of Lenders, may reasonably request and (iv) evidence satisfactory to Agents that Borrower has requested such counsel to deliver such opinions to Lenders.

                  O. FEES. Borrower shall have paid to Agents, for distribution (as appropriate) to Agents and Lenders, the fees due and payable on the Closing Date referred to in subsection 2.3 and all other compensation, fees, costs and expenses (including, without limitation, fees and expenses of counsel to Agents) and payable hereunder or in connection herewith to Agents on or prior to the Closing Date.

                  P. LITIGATION. Except as disclosed on Schedule 5.6, no action, suit, proceeding, litigation, arbitration, investigation or inquiry by any entity (private or governmental) shall be pending or threatened with respect to the Loan Documents, any of the other transactions contemplated by the Loan Documents or any documentation executed in connection therewith, or which Agents shall determine could have a Material Adverse Effect. The litigation filed with the Circuit Court of Garland County, Arkansas on October 26, 1999 by Selected Funeral and Life Insurance Company against Prime Succession of Arkansas, Inc. shall have been settled to the satisfaction of the Agents.

                  Q. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Holdings and Borrower shall have delivered to Agents an Officers' Certificate, in form and substance satisfactory to Agents, to the effect that the representations and warranties in Section 5 hereof are true and correct in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date) and that each of Holdings and Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Agents and Requisite Lenders.

                  R. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, or Syndication Agent and their respective counsel shall be satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

                  S. Unutilized Revolving Loan Commitments. Immediately after the initial Loans and Letters of Credit requested by Borrower to be made or issued on the Closing Date have been so made or issued, the Unutilized Revolving Loan Commitments shall be greater than or equal to $5,000,000.

                  T. Environmental Reports. The Agents shall have received, and determined to be reasonably satisfactory, any environmental and hazardous substance (including hazardous or toxic materials and waste, or medical waste) assessments, reports or analyses of the properties of Holdings and its Subsidiaries prepared in connection with the acquisition of such properties.

                  U. [Intentionally Omitted].

                  V. FRANCHISES, LICENSES, PERMITS, ETC. All franchises, licenses, permits, certifications, accreditation and other rights, consents and approvals which are material and necessary for the operations of Borrower's and Guarantors' respective businesses (after giving effect to the transactions contemplated by this Agreement and the other Loan Documents) shall be in full force and effect and in each case satisfactory to Agents in their reasonable discretion.

                  W. MARGIN REGULATIONS. All Loans and other financing entered into by any Loan Party as of the Closing Date shall be in full compliance with Regulations U and X of the F.R.S. Board.

                  X. EMPLOYEE AGREEMENTS, BENEFIT PLANS, ETC. With respect to each Loan Party, all labor and related employee agreements and liabilities related thereto (whether actual or potential) of each such Loan Party and all pension and other employee benefit plans and liabilities related thereto (whether actual or potential) of each such Loan Party shall be, after giving effect to the Reorganization Plan, satisfactory to Agents.

                  Y. DUE DILIGENCE. Agents shall have completed to their reasonable satisfaction all due diligence deemed necessary by Agents of (i) the business, affairs, capital structure, and material agreements of Loan Parties,
(ii) any transactions between Affiliates of Loan Parties and other related parties, (iii) the assets, properties and prospects (financial or otherwise) of the Loan Parties, (iv) the Reorganization Plan and (v) any pending or threatened material litigation (subject to attorney-client and work product privileges).

                  Z. OWNERSHIP AND GOVERNANCE. Agents shall be satisfied, to the extent not expressly set forth in the Reorganization Plan, with all aspects of the equity ownership and corporate and operational governance of Borrower and Guarantors (including the composition of their respective boards of directors and the management of Borrower and Guarantors and the terms of any management agreements), and Agents shall have completed a review of and shall be satisfied with the terms and provisions of Borrower's and Guarantors' existing and proposed capital structure, encompassing both debt and equity.

                  AA. INTENTIONALLY OMITTED.

                  BB. POST-CONFIRMATION PROJECTIONS. Agents shall have received and shall be satisfied with the Post-Confirmation Projections and Agents shall further be satisfied with the accounting practices and procedures to be utilized by Holdings and its Subsidiaries. Any changes to such Post-Confirmation Projections prior to the Closing Date shall be satisfactory to the Agents.

         Notwithstanding anything herein to the contrary, it is understood and agreed that documents, certificates and other items set forth on Schedule 6.15 annexed hereto shall be delivered after the Closing Date in accordance with subsection 6.15.

         Each Agent and each Lender by delivering its signature page to this Agreement and funding its Term Loan Commitment on the Closing Date shall be deemed to have acknowledged receipt of, and consented to and approved (as long as substantially in the form delivered to Agents and Lenders including any changed pages thereto delivered to Agents and Lenders), each Loan Document and each other document required to be approved by Requisite Lenders, Agents or Lenders, as applicable.

         4.2 CONDITIONS TO ALL LOANS.

         The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by an Authorized Officer of Borrower.

                  B. Each delivery of a Notice of Borrowing and the acceptance by Borrower of the proceeds of such Loans shall constitute a representation and warranty by Borrower that on such

Funding Date (both immediately before and immediately after such Loans are made and the proceeds thereof are applied) the statements made in subsection 4.2C are true and correct in all material respects.

                  C. AS OF THAT FUNDING DATE:

         (i) The representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

         (ii) No event or condition shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

         (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

         (iv) No order, judgment or decree of any Governmental Authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

         (v) The making of the Loans requested on such Funding Date shall not violate any law including Regulation U or Regulation X of the F.R.S. Board;

         (vi) There shall not be pending or, to the knowledge of any Loan Party, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries that has not been disclosed by Borrower in writing pursuant to subsection 5.6 or 6.1(viii) prior to the making of the Loans on that Funding Date (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, could reasonably be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder;

         (vii) If the amount of such requested extension of credit shall utilize any Revolving Loan Commitments comprising the Revolving Availability Reserve Amount, to the extent of such utilization of the Revolving Availability Reserve Amount, (a) the proceeds of such extension of credit shall be applied by Borrower for no purpose other than for the payment of ordinary operating expenses and (b) if such extension of credit shall be requested during the first thirty (30) days following the Closing Date, the proceeds of such extension of credit shall not be applied by Borrower for the payment of fees, expenses and other costs related to or required by the Reorganization Plan;

         (viii) Borrower shall have paid to Agents and each Lender all fees, costs and expenses and other amounts (including, without limitation, legal fees and expenses) payable to Agent and such Lender to the extent then due;

         (ix) Unless otherwise consented to by Administrative Agent, there shall have been no change to the Loan Parties' cash management system; and

         (x) The Administrative Agent and each of the Lenders shall have received, and the Requisite Lenders shall be satisfied with, the Loan Parties' business plan and supporting projections.

         4.3 CONDITIONS TO LETTERS OF CREDIT.

         The issuance of any Letter of Credit hereunder (whether or not Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

                  A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

                  B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by an Authorized Officer of Borrower, together with all other information specified in subsection 3.1B(i) and such other documents or information as Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit. Each delivery of a Notice of Issuance of Letter of Credit and the acceptance by Borrower of the issuance of any Letter of Credit shall constitute a representation and warranty by Borrower that on the date of the issuance of such Letter of Credit (both immediately before and immediately after such Letter of Credit is issued and delivered to the beneficiary thereof) the statements made in subsection 4.2C are true and correct in all material respects.

                  C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2C shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Agents and Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lender to continue the Existing Letters of Credit as Letters of Credit hereunder and to issue Letters of Credit and to induce other Lenders to purchase participations therein, each of Holdings, Borrower and the other Loan Parties represents and warrants to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance and renewal of each Letter of Credit, that the following statements are true, correct and complete:

         5.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.

                  A. ORGANIZATION AND POWERS. Each Loan Party is a corporation or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified in
Schedule 5.1 annexed hereto, except, in the case of any Loan Party other than Holdings or the Borrower, where failure to be in good standing has not had and could not reasonably be expected to have a Material Adverse Effect and except as set forth on Schedule 6.15 annexed hereto. Each Loan Party has all requisite corporate or partnership, as the case may be, power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Subordinated Debt Documents to which it is a party and to carry out the transactions contemplated thereby.

                  B. QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to have a Material Adverse Effect and except as set forth on Schedule 6.15 annexed hereto.

                  C. CONDUCT OF BUSINESS. Loan Parties are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.12.

                  D. SUBSIDIARIES. All of the Subsidiaries of Holdings as of the Closing Date are identified in Schedule 5.1 annexed hereto, as said Schedule 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xiv). The capital stock of each of the Subsidiaries of Holdings identified in Schedule 5.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Schedule 5.1 annexed hereto (as so supplemented) correctly sets forth the ownership interest of Borrower and each of its Subsidiaries in each of the Subsidiaries of Borrower identified therein.

         5.2 AUTHORIZATION OF BORROWING, ETC.

                  A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Subordinated Debt Documents have been duly authorized by all necessary corporate or partnership action on the part of each Loan Party that is a party thereto.

                  B. NO CONFLICT. The execution, delivery and performance by Loan Parties of the Loan Documents and the Subordinated Debt Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents and the Subordinated Debt Documents do not and will not (i) violate any provision of (a) any Governmental Rule applicable to any Loan Party or any of its Subsidiaries except for such violations which could not reasonably be expected to have a Material Adverse Effect, (b) the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any of its Subsidiaries or (c) any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any material Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Permitted Encumbrances or any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders or which could not reasonably be expected to have a Material Adverse Effect.

                  C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Loan Parties of the Loan Documents and the Subordinated Debt Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents and the Subordinated Debt Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority except as provided in subsection 5.16B with respect to the Collateral Documents and as set forth in subsection 4.1G and except to the extent the absence thereof could not reasonably be expected to have a Material Adverse Effect.

                  D. BINDING OBLIGATION. Each of the Loan Documents and the Subordinated Debt Documents has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).



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

                  E. SUBORDINATED NOTES.

         Borrower has the corporate power and authority to issue the Subordinated Notes. The Subordinated Notes when issued, will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). The subordination provisions of the Subordinated Notes will be enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are and will be within the definition of "Senior Indebtedness" included in such provisions. The Subordinated Notes, when issued and sold, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

         5.3      FINANCIAL CONDITION.

         Borrower has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited and restated consolidated balance sheet of Holdings and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended and
(ii) the unaudited consolidated balance sheet of Holdings and its Subsidiaries as at March 31, 2000 and June 30, 2000 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for the three months then ended. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Except as set forth on Schedule 5.3, as of the Closing Date, Borrower does not (and will not following the funding of the initial Loans) have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or any of its Subsidiaries.

         5.4      NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.

         Except as set forth on Schedule 5.4, since December 31, 1999, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.



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         5.5 TITLE TO PROPERTIES; LIENS.

         Loan Parties have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for Permitted Encumbrances, expired or voluntarily terminated leaseholds and assets disposed of since the date of such financial statements as permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

         5.6 LITIGATION; ADVERSE FACTS.

         Except as set forth in Schedule 5.6 annexed hereto, as said Schedule
5.6 may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Requisite Lenders, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of any Loan Party or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No Loan Party nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         5.7 PAYMENT OF TAXES.

         Except to the extent permitted by subsection 6.3, all income tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. No Loan Party knows of any proposed tax assessment against any Loan Party or any of its Subsidiaries which is not being actively contested by such Loan Party or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.



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         5.8 PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL
CONTRACTS.

                  A. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, in each case could not reasonably be expected to have a Material Adverse Effect.

                  B. No Loan Party nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  C. Schedule 5.8 annexed hereto contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date. Except as described on Schedule 5.8 annexed hereto, as said Schedule 5.8 may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Requisite Lenders, all such Material Contracts are in full force and effect and no material defaults currently exist thereunder.

         5.9 GOVERNMENTAL REGULATION.

         No Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation (other than usury laws, Regulation X and other similar laws) which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

         5.10 SECURITIES ACTIVITIES.

                  A. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  B. No Loan Party owns, legally or beneficially, any Margin Stock.

         5.11 EMPLOYEE BENEFIT PLANS.

                  A. Each Loan Party and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all obligations under each Employee Benefit Plan which could reasonably be expected




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to result in a material liability. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

                  B. No ERISA Event has occurred or is reasonably expected to occur.

                  C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of their respective ERISA Affiliates.

                  D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

                  E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Loan Parties and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $1,000,000.

         5.12 CERTAIN FEES.

         Except to the extent included in Transaction Costs, no broker's or finder's fee or commission will be payable by Holdings or any of its Subsidiaries with respect to this Agreement or any of the transactions contemplated hereby, and each Loan Party hereby, jointly and severally, indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

         5.13 ENVIRONMENTAL PROTECTION.

         Except as set forth in Schedule 5.13 annexed hereto, as said Schedule
5.13 may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Requisite Lenders,

         (i) No Loan Party nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;




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


         (ii) No Loan Party nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9604) or any comparable state law;

         (iii) There are and, to the knowledge of any Loan Party have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against any Loan Party or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (iv) Except as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (a) no Loan Party nor any of its Subsidiaries nor, to the knowledge of any Loan Party, any predecessor of any Loan Party or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and (b) no Loan Party's or any of its Subsidiaries' operations involve the transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent; and

         (v) Compliance with all current or, to the best knowledge of each Loan Party and its Subsidiaries, future requirements pursuant to or under Environmental Laws could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect.

         Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to any Loan Party relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

         5.14 EMPLOYEE MATTERS.

         Except as set forth on Schedule 5.14 annexed hereto, as said Schedule
5.14 may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Requisite Lenders, no Loan Party nor any of its Subsidiaries is party to any collective bargaining agreement and, to the knowledge of any Loan Party, no union representation question exists with respect to the employees of any Loan Party or any of its Subsidiaries. There is no strike, work stoppage, slow down, lockout or other labor dispute pending, or to the knowledge of Holdings and Borrower, threatened, involving any Loan Party or any of its Subsidiaries that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.




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


         5.15 INTENTIONALLY OMITTED.

         5.16 MATTERS RELATING TO COLLATERAL.

                  A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1I and
6.8 and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

                  B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of its rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

                  C. ABSENCE OF THIRD-PARTY FILINGS. Except as may be filed in favor of Administrative Agent in connection with the Loan Documents and in respect of Liens permitted under subsection 7.2 hereof, following the filing of the UCC termination statements delivered to Administrative Agent pursuant to subsection 4.1I(iii), no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  D. MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

                  E. INFORMATION REGARDING COLLATERAL. All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete as of the date supplied for the periods referred to therein in all material respects.




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         5.17 INSURANCE.

         Schedule 5.17 sets forth a description of all insurance maintained by or on behalf of Holdings and its Subsidiaries as of the Closing Date. As of the Closing Date, all premiums in respect of such insurance then due have been paid.

         5.18 COMPLIANCE WITH LAWS.

         Each of Holdings and its Subsidiaries is in compliance with all Governmental Rules applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         5.19 DISCLOSURE.

         No representation or warranty of any Loan Party contained in any Loan Document or in any other document, certificate or written statement furnished to Lenders by any Loan Party for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Holdings and Borrower to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections will differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to any Loan Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect which have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

         5.20 INTELLECTUAL PROPERTY.

         Each of Holdings and Borrower has the legal right to use all Intellectual Property that are material and necessary for the conduct of its business. All Intellectual Property (other than trade secrets, confidential research development and commercial information and know-how) of Holdings and Borrower are set forth on Schedule 5.20 hereto, as said Schedule 5.20 may be amended, supplemented or otherwise modified from time to time by the Borrower with the consent of the Agents and the Requisite Lenders. Except as set forth on
Schedule 5.20 annexed hereto, as said Schedule 5.20 may be amended, supplemented or otherwise modified from time to time by the Borrower with the consent of the Agents and the Requisite Lenders, with respect to all such Intellectual
Property: (i) Holdings or Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to thereof, (ii) neither Holdings nor Borrower has any knowledge of the existence of any Intellectual Property held by any other Person that would preclude Holdings or Borrower from using its Intellectual Property in the conduct of its business, (iii) no



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claim has been made, and neither Holdings nor Borrower has any knowledge of any claim that is likely to be made, that the use by Holdings or Borrower of any of its Intellectual Property does or may violate the rights of any Person, and (iv) no Intellectual Property of Holdings or Borrower has been adjudged invalid or unenforceable and is valid and enforceable, and there are no prior or other uses thereof which to Holdings' and Borrower's best knowledge could lead to any such Intellectual Property becoming invalid or unenforceable.

                                    SECTION 6
                              AFFIRMATIVE COVENANTS

         Each Loan Party covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full in cash of all of the Loans and other Obligations and the cancellation, expiration or cash-collateralization (satisfactory to the Issuing Lender) of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, each Loan Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

         6.1 FINANCIAL STATEMENTS AND OTHER REPORTS.

         Holdings will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver to Administrative Agent and Lenders:

         (i) QUARTERLY FINANCIALS: as soon as available and in any event within 45 days after the end of each Fiscal Quarter, (a) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter and, commencing Fiscal Year 2001, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter; provided that delivery of Holdings' Form 10-Q for such Fiscal Quarter shall be deemed to satisfy the requirements of this clause (b);

         (ii) YEAR-END FINANCIALS: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and



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cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year; provided that delivery of Borrower's Form 10-K for such Fiscal Year shall be deemed to satisfy the requirements of this clause (b), and (c) in the case of such consolidated financial statements, a report thereon of KPMG Peat Marwick LLP or other independent certified public accountants of recognized national standing selected by Holdings and satisfactory to Administrative Agent, which report shall be unqualified, shall express no doubts about the ability of Holdings and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

         (iii) OFFICERS' AND COMPLIANCE CERTIFICATES: together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to subdivisions (i) and (ii) above, (a) an Officers' Certificate of Holdings stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Holdings has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period;

         (iv) RECONCILIATION STATEMENTS: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Holdings and its Subsidiaries delivered pursuant to subdivisions (i) or (ii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i) or (ii) of this subsection 6.1 following such change to the extent Borrower is required to prepare such pro forma financial statements under the Securities Act or the Exchange Act or the rules and regulations thereunder, consolidated financial statements of Holdings and its Subsidiaries for (1) the current Fiscal Year to the effective date of such change and (2) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i) or (ii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Holdings setting forth the material differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

         (v) ACCOUNTANTS' CERTIFICATION: concurrently with any delivery of financial statements under subdivision (ii) above, a certificate of the accounting firm opining on or certifying such statements on behalf of Borrower (which certificate may be limited to accounting matters and may disclaim responsibility for legal interpretations) certifying that no Event of Default or Potential Event of Default has occurred or, if such an Event of Default or Potential Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

         (vi) SEC FILINGS AND PRESS RELEASES: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings to its security holders or by any Subsidiary of Holdings to its security holders other than Holdings or another Subsidiary of Holdings, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission, and (c) all press releases and other statements made available generally by Holdings or any of its Subsidiaries to the public concerning material developments in the business of Holdings or any of its Subsidiaries;

         (vi) EVENTS OF DEFAULT, ETC.: promptly upon any officer of any Loan Party obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to any Loan Party or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) at any time when neither Holdings nor Borrower is required to file such reports, of any condition or event that would be required to be disclosed in a current report filed by Holdings or Borrower with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Holdings or Borrower were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default,




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Potential Event of Default, default, event or condition, and what action
Holdings and its Subsidiaries has taken, is taking and proposes to take with respect thereto;

         (viii) LITIGATION OR OTHER PROCEEDINGS: promptly upon any officer of Holdings or Borrower obtaining knowledge of (a) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Holdings to Lenders or (b) any material development in any Proceeding that, in any case:

                           (1) if adversely determined, has a reasonable
                  possibility of giving rise to a Material Adverse Effect; or

                           (2) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

                  written notice thereof together with such other information as may be reasonably available to Holdings to enable Lenders and their counsel to evaluate such matters;

         (ix) ERISA EVENTS: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

         (x) ERISA NOTICES: with reasonable promptness, copies of (a) if requested by Administrative Agent each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

         (xi) FINANCIAL PLANS: as soon as practicable and in any event no later than thirty (30) days after the beginning of Fiscal Year 2001 and twenty (20) days after the beginning of each Fiscal Year thereafter, a consolidated plan and financial forecast for such Fiscal Year (the "FINANCIAL PLAN" for such Fiscal
Year), including (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each month of the first such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (c) such other information and projections as any Lender may reasonably request;




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         (xii) INSURANCE: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Holdings and its Subsidiaries and all material insurance coverage planned to be maintained by Holdings and its Subsidiaries in the immediately succeeding Fiscal Year;

         (xiii) BOARD OF DIRECTORS: with reasonable promptness, written notice of any change in the Board of Directors of Holdings or Borrower;

         (xiv) NEW SUBSIDIARIES: promptly upon any Person becoming a Subsidiary of Holdings, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Holdings and (b) all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Holdings (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes of this Agreement);

         (xv) MATERIAL CONTRACTS: promptly, and in any event within ten Business Days after any Material Contract of Holdings or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Holdings or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto;

         (xvi) MONTHLY REPORTS AND OTHER INFORMATION: (i) as soon as available, and in any event within twenty five (25) days after the end of each month the monthly report prepared for the board of directors which shall include, to the extent and with the format and content provided to the board of directors, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders" equity and cash flows of Holdings and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Budget for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail, together with a Financial Officer Certification with respect thereto, (ii) weekly report at the beginning of each week which shall include the consolidated cash balance of Holdings and its Subsidiaries as of the end of the immediately preceding week and (iii) with reasonable promptness, such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by any Lender;

         (xvii) MONTHLY CASH FLOW BUDGET AND VARIANCE REPORTS: Not later than the twenty-fifth day of each calendar month, the Borrower shall deliver to each Agent and each Lender, (i) cash flow forecasts, in form and substance satisfactory to the Administrative Agent and the Requisite Lenders, reflecting on a line-item basis anticipated monthly cash receipts and expenditures for the succeeding month, and (ii) a copy of a variance report, in form and substance satisfactory to the Administrative Agent and the Requisite Lenders, reflecting on a line-item basis the actual cash receipts and



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disbursements for the preceding month and the variance of such actual results from those reflected in the Budget for the preceding month; and

         (xviii) UCC Search Report: From time to time during the term of this Agreement, upon the request of the Administrative Agent and at the Borrower"s cost and expense, copies of completed UCC searches evidencing the proper filing, recording and indexing of any UCC financing statement executed by any Loan Party pursuant to subsection 4.1 I(iv) or 6.8A and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of Holdings or such Loan Party.

         6.2 CORPORATE EXISTENCE, ETC.

         Except as permitted under subsection 7.7, each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect (i) its corporate existence (other than the corporate existence of a Subsidiary Guarantor merged into another Subsidiary Guarantor or Borrower in accordance with subsection 7.7(i)) and (ii) all rights and franchises the loss of which could reasonably be expected to have a Material Adverse Effect; provided, however that neither such Loan Party nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of such Loan Party or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Loan Party or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to such Loan Party, such Subsidiary or Lenders.

         6.3 PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

                  A. Holdings will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

                  B. Holdings will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Holdings or any of its Subsidiaries).




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         6.4 MAINTENANCE OF PROPERTIES; INSURANCE; APPLICATION OF NET INSURANCE/
CONDEMNATION PROCEEDS.

                  A. MAINTENANCE OF PROPERTIES. Holdings will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all properties used or useful in the business of such Loan Party and its Subsidiaries (including all Intellectual Property) that are material to Holdings and its Subsidiaries, taken as a whole, and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  B. INSURANCE. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Borrower and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Borrower will maintain or cause to be maintained replacement value casualty insurance on the Collateral constituting tangible personal property under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (i) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (ii) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

                  C. APPLICATION OF NET INSURANCE/CONDEMNATION PROCEEDS.

         (i) BUSINESS INTERRUPTION INSURANCE. Upon receipt by any Loan Party or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, such Loan Party or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing and Administrative Agent shall so request, Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b);


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         (ii) NET INSURANCE/CONDEMNATION PROCEEDS RECEIVED BY LOAN PARTIES. Upon
receipt by any Loan Party or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance,
(a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Borrower shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, to the extent not so applied, to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing and Administrative Agent shall so request, Borrower shall apply an amount equal to 100% of such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b).

         (iii) NET INSURANCE/CONDEMNATION PROCEEDS RECEIVED BY ADMINISTRATIVE AGENT. Upon receipt by Administrative Agent of any Net Insurance/Condemnation Proceeds as loss payee, (a) if and to the extent Borrower would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Revolving Loan Commitments, Administrative Agent shall, and Loan Parties hereby authorize Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) to the extent the foregoing clause (a) does not apply and Borrower shall deliver written notice to Administrative Agent that it has elected to apply such Net Insurance/Condemnation Proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received, Administrative Agent shall deliver to Borrower and Borrower shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds to the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received.

         6.5 INSPECTION RIGHTS.

         Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Agent or Lender to visit and inspect the properties of such Loan Party (including without limitation the headquarters, field offices and other offices of such Loan Party), to inspect its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that such Loan Party may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.



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         6.6 COMPLIANCE WITH LAWS AND MATERIAL CONTRACTS.

         Each Loan Party shall comply, and shall cause each of its Subsidiaries and all other Persons occupying any Facilities to comply, with the requirements of (i) all applicable laws, rules, regulations and orders of any Governmental Authority (including all applicable current and future Environmental Laws and all laws, rules, regulations and orders relating to prearranged funeral products and services and the maintenance of trust accounts in respect thereof) and (ii) all Material Contracts, noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

         6.7 ENVIRONMENTAL REVIEW AND INVESTIGATION, DISCLOSURE, ETC.; LOAN PARTIES' ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

                  A. Environmental Review and Investigation. Each Loan Party agrees that Administrative Agent may, from time to time and in its reasonable discretion, (i) retain, at Borrower's reasonable expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for any Loan Party and provided to Administrative Agent pursuant to subsection 6.7B(i) and
(ii) in the event (a) an Event of Default occurs as a result of a breach of subsection 5.6 (to the extent relating to Environmental Laws or Environmental Claims), 5.13, 6.6 (to the extent resulting from noncompliance with Environmental Laws) or 6.7 and is continuing, or (b) the Loans and all other Obligations shall (automatically or by declaration) have become immediately due and payable pursuant to Section 8, conduct its own investigation of reasonable scope and at reasonable expense; provided that, the Loan Parties shall only be obligated to use commercially reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of any Facility which is the basis of such Event of Default or such acceleration of the Loans and Obligations that is (x) no longer owned, leased, operated or used by Borrower or any of its Subsidiaries, or (y) currently used by any Loan Party (but not owned, leased, or operated by any Loan Party) and with respect to which such Loan Party has no right or authority to permit Administrative Agent's professional consultant to conduct an investigation thereon. For purposes of conducting such a review and/or investigation, each Loan Party, to the extent that it has the power and authority to do so, hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by such Loan Party or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Borrower and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. To the extent reasonably practicable, Administrative Agent shall restore any property damaged by such investigation to its condition immediately prior to such investigation. Each Loan Party and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted




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at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Borrower with the understanding that each Loan Party acknowledges and agrees that (1) it will indemnify and hold harmless each Agent and each Lender from any costs, losses or liabilities relating to Borrower's use of or reliance on such report,
(2) neither any Agent nor any Lender makes any representation or warranty with respect to such report, and (3) by delivering such report to Borrower, neither any Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

                  B. Environmental Disclosure. Borrower will deliver or cause to be delivered to Administrative Agent and Lenders:

         (i) ENVIRONMENTAL AUDITS AND REPORTS. As soon as practicable following receipt thereof, copies of all material and non-privileged environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of any Loan Party or any of its Subsidiaries or by independent consultants, Governmental Authorities or any other Persons, with respect to environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

         (ii) NOTICE OF CERTAIN RELEASES, REMEDIAL ACTIONS, ETC. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any Governmental Authority under any applicable Environmental Laws that could reasonably be expected to have a Material Adverse Effect, (b) any remedial action taken by any Loan Party or any other Person in response to (1) any Hazardous Materials Activities the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or
(2) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (c) any Loan Party's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (iii) WRITTEN COMMUNICATIONS REGARDING ENVIRONMENTAL CLAIMS, RELEASES, ETC. As soon as practicable following the sending or receipt thereof by any Loan Party or any of its Subsidiaries, a copy of any and all material and non-privileged written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency that could reasonably be expected to have a Material Adverse Effect, and (c) any request for information from any Governmental Authority that suggests such agency is investigating whether any Loan Party or any of its Subsidiaries may be potentially



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responsible for any Hazardous Materials Activity that could reasonably be expected to have a Material Adverse Effect.

         (iv) NOTICE OF CERTAIN PROPOSED ACTIONS HAVING ENVIRONMENTAL IMPACT. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by any Loan Party or any of its Subsidiaries that could reasonably be expected to (1) expose such Loan Party or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of any Loan Party or any of its Subsidiaries to maintain in full force and effect all Governmental Authorizations required under any Environmental Laws for their respective operations, except to the extent the failure to maintain such Governmental Authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (b) any proposed action to be taken by any Loan Party or any of its Subsidiaries to commence manufacturing or other industrial operations or to modify current operations in a manner that could reasonably be expected to subject such Loan Party or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (v) OTHER INFORMATION. With reasonable promptness, such other material and non-privileged documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this subsection 6.7.

                  C. LOAN PARTY ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

         (i) REMEDIAL ACTIONS RELATING TO HAZARDOUS MATERIALS ACTIVITIES. Each Loan Party shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that could reasonably be expected to give rise to an Environmental Claim, in each case that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. In the event any Loan Party or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, such Loan Party or such Subsidiary shall conduct and complete such action in all material respects in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all relevant Governmental Authorities except when, and only to the extent that, such Loan Party's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by such Loan Party or such Subsidiary.

         (ii) ACTIONS WITH RESPECT TO ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS. Each Loan Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any material violation of applicable Environmental Laws by any Loan Party or any of its Subsidiaries where failure to do so could reasonably be


                                       96
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expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against any Loan Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         6.8 EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES.

         A. EXECUTION OF SUBSIDIARY GUARANTY AND COLLATERAL DOCUMENTS. In the event that any Person becomes a Subsidiary of Holdings after the date hereof, Borrower will promptly notify Administrative Agent of that fact and cause such Subsidiary (i) to execute and deliver to Administrative Agent (a) a guaranty substantially in the form of the Guaranty, MUTATIS MUTANDI, or otherwise acceptable to Administrative Agent (if such Subsidiary is a domestic Subsidiary), which guaranty shall guarantee all Obligations of Borrower to the Guaranteed Creditors, (b) a pledge agreement substantially in the form of the Pledge Agreement, MUTATIS MUTANDI, or otherwise acceptable to Administrative Agent, which pledge agreement shall pledge to Administrative Agent for the benefit of the Lenders all of the stock or equity interests held by such Subsidiary in any of its Subsidiaries, (c) a security agreement substantially in the form of the Security Agreement, MUTATIS MUTANDI, or otherwise acceptable to Administrative Agent, which security agreement shall grant a Lien to Administrative Agent for the benefit of the Lenders on all of such Subsidiary's personal property, and (d) a mortgage or deed of trust or similar agreement substantially in the form of the Mortgage, MUTATIS MUTANDI, or otherwise acceptable to Administrative Agent encumbering such Subsidiary's real property, and (ii) to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1I) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and real assets of such Subsidiary described in the applicable forms of Collateral Documents.

         B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Borrower shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, and (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its counsel.



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         6.9 INTEREST RATE PROTECTION.

         Within forty-five (45) days after the Closing Date, Borrower shall obtain and maintain in effect for a period not beyond August 29, 2003 one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than $50,000,000, which Interest Rate Agreements shall have the effect of establishing a maximum LIBO Rate of 9% per annum with respect to such notional principal amount, each such Interest Rate Agreement to be in form and substance satisfactory to Administrative Agent.

         6.10 FUTURE CAPITAL CONTRIBUTIONS.

         Upon receipt by Holdings of any Cash proceeds (any such proceeds net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the issuance of any equity Securities of Holdings or any other contributions to the capital of Holdings, Holdings shall contribute such net Cash proceeds to Borrower as a contribution to capital (provided that if Holdings receives any capital stock of Borrower as a result of such contribution it shall be common stock) to be used by Borrower in accordance with subsection 2.4B(iii)(e).

         6.11 INTENTIONALLY OMITTED.

         6.12 BOOKS AND RECORDS.

         Each Loan Party will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit each Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and such Loan Party hereby authorizes such independent public accountant to discuss such Loan Party's financial matters with each Lender or its representatives whether or not any representative of such Loan Party is present) and to examine (and, at the expense of Borrower, photocopy extracts from) any of its books or other corporate records. Borrower shall pay any fees of such independent public accountant incurred in connection with any Agent's or any Lender's exercise of its rights pursuant to this Section.

         6.13 INVESTMENT BANKER REPORT.

         Holdings and its Subsidiaries shall deliver to the Administrative Agent a report of an investment banker or financial advisor (the "INVESTMENT BANKER") reasonably acceptable to Administrative Agent (such report herein the "INVESTMENT BANKER REPORT") by December 31, 2002 (the "TRIGGER DATE") detailing a plan and strategy (the "PLAN") to accomplish the repayment in full in cash of all outstanding Obligations by the Revolving Loan Commitment Termination Date in the event that all Loans have not been paid in full in cash or any Commitment or Letter of Credit has not been terminated, expired or cash-collateralized (to the satisfaction of the Issuing Lender) on or prior



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


to the Trigger Date. It is understood by the parties hereto that Administrative Agent shall have full and complete access to Investment Banker and that the terms and conditions of the Investment Banker Report and the Plan shall be reasonably acceptable to Administrative Agent. The Investment Banker Report shall contain a timeline for the accomplishment of specific goals in connection with the implementation of the Plan, which goals shall be reasonably acceptable to Administrative Agent.

         6.14     ADDITIONAL SECURITY; FURTHER ASSURANCES.

                  A. Promptly upon Administrative Agent's request therefor, each of the Loan Parties will duly authorize, execute and deliver the following: (i) proper Uniform Commercial Code financing statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect the security interests purported to be created by the Collateral Documents; (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Loan Party as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any Loan Party as debtor (none of which shall cover the Collateral except to the extent evidencing Liens permitted pursuant to subsection 7.2A); (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Collateral Documents as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect the security interests intended to be created by the Collateral Documents; and (iv) evidence that all other actions necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect and protect the security interests purported to be created by the Collateral Documents have been taken.

                  B. Each of the Loan Parties will grant to Administrative Agent security interests and Liens in such assets and properties of such Loan Party as are not covered by the Collateral Documents, as may be reasonably requested from time to time by Administrative Agent or the Requisite Lenders (collectively, the "ADDITIONAL SECURITY DOCUMENTS"). All such security interests and Liens shall be granted pursuant to documentation reasonably satisfactory in form and substance to Administrative Agent and shall constitute valid and enforceable perfected First Priority security interests and Liens. The Additional Security Documents or instruments related thereto shall been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of Administrative Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have be paid in full by the Loan Parties.

                  C. Each Loan Party will at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Administrative Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Collateral Documents as Administrative Agent may reasonably require. Furthermore, each Loan Party will cause to be delivered to Administrative Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by Administrative Agent to assure itself that this subsection 6.14 has been complied with.

                  D. Each Loan Party agrees that each action required above by this subsection shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by Administrative Agent or the Requisite Lenders or required to be taken by such Loan Party and/or its Subsidiaries pursuant to the terms of this subsection 6.9.

         6.15 POST CLOSING DELIVERIES.

         Borrower shall cause (i) any actions set forth on Schedule 6.15 annexed hereto to be taken and (ii) each document, certificate or other item set forth on Schedule 6.15 to be delivered, in each case within the time period specified on Schedule 6.15 and in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent.

                                    SECTION 7
                               NEGATIVE COVENANTS

         Each Loan Party covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation, expiration or cash-collateralization (satisfactory to the Issuing Lender) of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, each such Loan Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

         7.1 INDEBTEDNESS.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

         (i) the Loan Parties may become and remain liable with respect to the Obligations;

         (ii) the Loan Parties and their Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

         (iii) the Loan Parties may become and remain liable with respect to Indebtedness that represents the assumption by a Loan Party of Indebtedness of a Wholly Owned Subsidiary in connection with the permitted merger of such Wholly Owned Subsidiary with or into the Person assuming such Indebtedness or in connection with the permitted purchase of all or substantially all



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

the assets of such Wholly Owned Subsidiary by a Loan Party; provided that such Indebtedness was not incurred pursuant to subsection 7.1(v);

         (iv) the Loan Parties may become and remain liable with respect to Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within two Business Days of its incurrence;

         (v) Intentionally Omitted.

         (vi) the Loan Parties may become and remain liable with respect to Indebtedness in respect of Capital Leases and purchase money Indebtedness, in each case which is incurred in respect of Consolidated Adjusted Capital Expenditures permitted by subsection 7.8; provided that any such purchase money Indebtedness or Indebtedness in respect of Capital Leases is incurred by any Loan Party or any of their Subsidiaries prior to or within 270 days after the applicable Consolidated Adjusted Capital Expenditure;

         (vii) the Loan Parties may become and remain liable with respect to Indebtedness under Capital Leases of automobiles to be used by employees and directors of the Loan Parties and their Subsidiaries entered into in the ordinary course of business;

         (viii) the Loan Parties may become and remain liable with respect to Indebtedness to any other Loan Party; provided that (a) all such intercompany Indebtedness shall be evidenced by Intercompany Notes which shall be pledged to Administrative Agent to secure the Obligations, (b) all such intercompany Indebtedness shall be subordinated in right of payment to the payment in full of the Obligations, and (c) any payment by any Guarantor pursuant to the terms of the Guaranty shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Guarantor to Borrower or to any of its Subsidiaries for whose benefit such payment is made;

         (ix) the Loan Parties may remain or become liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

         (x) Borrower may become and remain liable with respect to Indebtedness evidenced by the Subordinated Notes and any refinancing Indebtedness in respect thereof; provided that the subordination provisions, maturity, amortization, interest rates, events of default, covenants and all other terms and conditions of such refinancing Indebtedness are at least as favorable to Lenders and to Borrower and its Subsidiaries as the Subordinated Notes; and provided, further that no Potential Event of Default or Event of Default shall have occurred and be continuing at the time of any such refinancing;

         (xi) the Loan Parties may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding; and

         (xii) the Loan Parties and their Subsidiaries may become and remain liable with respect to Indebtedness in respect of Covenants not to Compete and the Batesville Liability in an aggregate principal amount not to exceed the aggregate principal amount of such Indebtedness outstanding on the Closing Date.

         7.2 LIENS AND RELATED MATTERS.

                  A. Prohibition on Liens. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to its property or asset of any kind (including any document or instrument in respect of goods or accounts receivable), whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

         (i) Permitted Encumbrances;

         (ii) Liens granted pursuant to the Collateral Documents;

         (iii) Liens existing on the Closing Date and described in Schedule 7.2A annexed hereto;

         (iv) Liens securing Indebtedness permitted pursuant to subsection 7.1(xi) provided that such Liens relate solely to the assets financed with such Indebtedness;

         (v)  Intentionally Omitted;

         (vi) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by Borrower or any of its Subsidiaries (including the interests of vendors and lessors under conditional sale and title retention agreements), provided that (a) such security interests secure Indebtedness permitted by subsection 7.1(vi), (b) such security interests are created, and the Indebtedness secured thereby is incurred, within 270 days after such acquisition (or construction), (c) the Indebtedness secured thereby does not exceed 100% of the cost of such real property, improvements or equipment at the time of such acquisition (or construction), and (d) such security interests do not encumber any other property or assets of any Loan Party (other than accessions to such real property, improvements or equipment and provided that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender);

         (vii) the replacement, extension or renewal of any Lien permitted by clause (iv) or (vi) above, provided that such replacement, extension or renewal Lien shall not encumber any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; and provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by subsection 7.1; and




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


         (viii) Liens arising by operation of law pursuant to Section 107(1) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9607(1), or pursuant to analogous state law, (a) for costs or damages which are not yet due (by virtue of a written demand of payment by a Governmental Authority), or (b) which are being actively contested in good faith by appropriate proceedings, or (c) on property that the Loan Parties have determined to abandon if the sole recourse for such costs or damages is to such property; provided, however, that the liability of Holdings and its Subsidiaries with respect to the matters giving rise to all Liens described in this subsection 7.2A(viii) shall not, in the reasonable estimation of Borrower, exceed $1,000,000.

                  B. Equitable Lien in Favor of Lenders. If any Loan Party shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

                  C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, enter into any agreement (other than the Subordinated Note Indenture) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

                  D. Restrictions on Subsidiary Distributions. Except as provided herein and in the Subordinated Note Indenture or as set forth on
Schedule 7.2D, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Loan Party or such Subsidiary to (i) pay dividends or make any other distributions on any of such Loan Party's or such Subsidiary's capital stock owned by any Loan Party, (ii) repay or prepay any Indebtedness owed by such Loan Party or Subsidiary to any other Loan Party, (iii) make loans or advances to any Loan Party, or (iv) transfer any of its property or assets to any Loan Party, except encumbrances or restrictions contained in agreements relating to specific property securing payment of particular Indebtedness.

         7.3 INVESTMENTS; JOINT VENTURES.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

         (i) the Loan Parties may make and own Investments in Cash and Cash Equivalents;

         (ii) the Loan Parties may make and own Investments in Persons that are, at the time of (or concurrently with the making of) such Investments, Loan Parties;

         (iii) the Loan Parties may make intercompany loans to the extent permitted under subsection 7.1(viii);

         (iv) the Loan Parties may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;

         (v) Intentionally Omitted;

         (vi) the Loan Parties may make and own other Investments provided that such other Investments of all the Loan Parties shall not exceed $1,000,000 in the aggregate at any time;

         (vii) the Loan Parties may make and own Investments arising out of the receipt by any Loan Party of non-cash consideration for any sale of assets permitted under subsection 7.7; provided that such consideration (if the stated amount or value thereof is in excess of $200,000) is pledged upon receipt to Administrative Agent;

         (viii) the Loan Parties may make loans and advances to employees of the Loan Parties not to exceed $1,500,000 in the aggregate at any time outstanding; and

         (ix) the Loan Parties may make and own Investments in respect of (a) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and (b) prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Loan Parties.

         7.4 CONTINGENT OBLIGATIONS.

         No Loan Party shall, and no Loan Party shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

         (i) the Guarantors may become and remain liable with respect to Contingent Obligations in respect of the Guaranty;

         (ii) Borrower may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

         (iii) Borrower may become and remain liable with respect to Contingent Obligations under Hedge Agreements;

         (iv) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

         (v) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Borrower or any of its Subsidiaries permitted by subsection 7.1 (other than subsection 7.1(v));

         (vi) Borrower and its Subsidiaries, as applicable, may remain liable or become with respect to Contingent Obligations described in Schedule 7.4 annexed hereto;

         (vii) Borrower may become and remain liable with respect to Contingent Obligations in respect of the settlement proceedings conducted with the Borrower by the Office of the Attorney General of the State of Florida and approved by the Bankruptcy Court on December 11, 2000; and

         (viii) Borrower and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Borrower and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $1,000,000.

         7.5 RESTRICTED JUNIOR PAYMENTS.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that

         (i) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Borrower may make Restricted Junior Payments to Holdings to permit Holdings to (A) issue additional Subordinated Notes, (B) make annual cash payments of interest in respect of the Subordinated Notes on March 31 of each Fiscal Year for the preceding Fiscal Year in accordance with the terms of the Subordinated Note Indenture in an amount not greater than the amount of Supplemental Excess Cash Flow for such preceding Fiscal Year; PROVIDED, that in no event shall the amount of cash interest paid in respect of the Subordinated Notes for any Fiscal Year exceed the amount of accrued and unpaid interest on the Subordinated Notes for such Fiscal Year or (C) make a cash payment to the holders of Subordinated Notes in lieu of rounding up any additional Subordinated Notes to the nearest $1.00 or issuing fractional shares of common stock of Holdings;

         (ii) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Borrower may make Restricted Junior Payments to



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

Holdings (a) to the extent necessary to permit Holdings to pay general administrative costs and expenses substantially as set forth in the Budget then due and payable in the ordinary course of business of Holdings in an amount not substantially greater than that provided in the Budget and (b) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose;

         (iii) Borrower's Subsidiaries may pay dividends to Borrower and its Wholly-Owned Subsidiaries;

         (iv) Borrower may make Restricted Junior Payments to enable Holdings to satisfy liabilities assumed by Holdings in the Reorganization Plan to the extent that such liabilities are then due and payable and to the extent Holdings applies the proceeds of such Restricted Junior Payments, upon receipt, to the satisfaction of such liabilities; and

         (v) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby and subject to the consent of the Agents (which consent shall not be unreasonably withheld), Borrower may purchase, redeem, acquire or otherwise retire for value shares of Capital Securities of Borrower held by directors, officers or employees of Holdings or any of its Subsidiaries, or warrants or options on any such shares or related stock appreciation rights or similar securities owned by such directors, officers or employees (or their estates or beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Securities, options, related rights or similar securities were issued or under which they may be put or called.

         7.6 FINANCIAL COVENANTS.

                  A. INTENTIONALLY OMITTED.

                  B. MINIMUM FIXED CHARGE COVERAGE RATIO. Holdings and Borrower shall not permit the ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Fixed Charges for any four-Fiscal Quarter period commencing with the fourth Fiscal Quarter of Fiscal Year 2001 to be less than 1.0:1.0.

                  C. MINIMUM CUMULATIVE CONSOLIDATED ADJUSTED EBITDA. Holdings and Borrower shall not permit Cumulative Consolidated Adjusted EBITDA (i) for Fiscal Year 2001, as determined as of the last day of each month set forth below for such month and each preceding month and (ii) thereafter, as determined as of the last day of each Fiscal Quarter set forth below for the twelve month period ending on such date, to be less than the correlative amount indicated:

      ===================================================================
                                                    MINIMUM
                                            CUMULATIVE CONSOLIDATED
              MONTH ENDING                       ADJUSTED EBITDA
      ===================================================================
            January 31, 2001                             $  979,000
           February 28, 2001                              1,899,000
             March 31, 2001                               2,958,000
             April 30, 2001                               4,018,000
              May 31, 2001                                5,033,000
             June 30, 2001                                6,032,000
             July 31, 2001                                7,202,000
            August 31, 2001                               8,238,000
           September 30, 2001                             9,409,000
            October 31, 2001                             10,802,000
           November 30, 2001                             12,036,000
           December 31, 2001                             13,392,000
             March 31, 2002                              15,615,000
             June 30, 2002                               17,028,000
           September 30, 2002                            18,140,000
           December 31, 2002                             18,790,000
             March 31, 2003                              19,207,000
             June 30, 2003                               19,569,000
      -------------------------------------------------------------------

                  D. INTENTIONALLY OMITTED.

         (i) INTENTIONALLY OMITTED.

         (ii) Intentionally Omitted.

                  E. INTENTIONALLY OMITTED.

         7.7 RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

         Except as permitted pursuant to subsection 7.11, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, alter the corporate, capital or legal structure of such Loan Party or such Subsidiary, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets (other than inventory sold in the ordinary course of business), whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

         (i) any Loan Party (other than a Loan Party which has become liable for Indebtedness permitted under subsection 7.1(v)) may be merged with or into Borrower or any Wholly Owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any Wholly Owned Subsidiary Guarantor; provided that, in the case of such a merger, Borrower or such Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation;

         (ii) the Loan Parties may dispose of obsolete, worn out or surplus property in the ordinary course of business provided that the aggregate amount of proceeds received from such sales shall not exceed $1,000,000 during the term of this Agreement;

         (iii) the Loan Parties may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof as determined by such Loan Party in good faith,
(b) the aggregate amount of proceeds received from such sales shall not exceed $1,000,000 during the term of this Agreement and (c) the total consideration received by such Loan Party in each such sale consists of at least 90% Cash received at the closing of such sale;

         (iv) the Loan Parties may make Asset Sales from which the Net Asset Sale Proceeds received do not exceed an aggregate cumulative amount equal to $1,800,000;

         (v) Intentionally Omitted;

         (vi) the Loan Parties may discount or otherwise transfer defaulted receivables in connection with the collection thereof in the ordinary course of business.

         7.8 CONSOLIDATED ADJUSTED CAPITAL EXPENDITURES.

         Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Adjusted Capital Expenditures in any period indicated below in an aggregate amount in excess of $3,200,000 in Fiscal Year 2001 and $3,500,000 in any Fiscal Year thereafter. Notwithstanding anything to the contrary contained in the foregoing, to the extent that Consolidated Adjusted Capital Expenditures made by Holdings and its Subsidiaries during any Fiscal Year are less than the maximum amount permitted to be made for such Fiscal Year, 50% of such unused amount (such amount, a "carry-forward amount") may be carried forward to the immediately succeeding Fiscal Year and utilized to make Consolidated Adjusted Capital Expenditures in such succeeding Fiscal Year (it being understood and agreed that no carry-forward amount may be carried forward beyond



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

the Fiscal Year immediately succeeding the Fiscal Year in which it arose and that no portion of the carry-forward amount available for any Fiscal Year may be used until the entire amount of Consolidated Adjusted Capital Expenditures permitted to be made in such Fiscal Year (without giving effect to such carry-forward amount) shall have been made).

         7.9 SALES AND LEASE-BACKS.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any Operating Lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which any Loan Party or any of their Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than a Loan Party) or (ii) which any Loan Party or any of their Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Loan Party or such Subsidiary to any Person (other than a Loan Party) in connection with such lease; provided, however, that Borrower and its Subsidiaries may become and remain liable with respect to Operating Leases so long as the product of (a) eight times (b) consolidated annual rental payments thereunder shall not exceed $500,000 at any time.

         7.10 TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.

         Other than the transactions contemplated by the Reorganization Plan, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Holdings or with any Affiliate of Holdings or of any such holder, on terms that are less favorable to such Loan Party or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to
(i) any transaction between Holdings and any of its Wholly Owned Subsidiaries or between any of its Wholly Owned Subsidiaries or (ii) reasonable and customary fees paid to members of the Boards of Directors of Holdings and its Subsidiaries.

         7.11 DISPOSAL OF SUBSIDIARY STOCK.

         Except as permitted pursuant to subsection 7.7, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to:

         (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors or funeral directors if required by applicable law; or

         (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its



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

Subsidiaries (including such Subsidiary), except to Borrower or another domestic Wholly Owned Subsidiary of Borrower, or to qualify directors or funeral directors if required by applicable law.

         7.12 CONDUCT OF BUSINESS.

         (i) From and after the Closing Date, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, engage in any business other than
(i) the businesses engaged in by such Loan Party and its Subsidiaries on the Closing Date and similar businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

         (ii) Holdings shall engage in no business and have no assets or liabilities other than (a) owning the stock of Borrower, (b) the performance of its obligations under the Loan Documents, the Subordinated Debt Documents and the Reorganization Plan, (c) liabilities associated with the maintenance of its corporate existence and with respect to consolidated tax liabilities of Holdings and its Subsidiaries, (d) the receipt of Cash dividends or Cash distributions from Borrower in accordance with the provisions of subsection 7.5 and (e) any residual liabilities relating to liabilities existing on the Closing Date and assumed by Borrower or Holdings pursuant to the Reorganization Plan.

         7.13 AMENDMENTS OR WAIVERS OF SUBORDINATED DEBT DOCUMENTS; DESIGNATION OF "SENIOR INDEBTEDNESS".

                  A. AMENDMENTS OR WAIVERS OF SUBORDINATED DEBT DOCUMENTS. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, agree to any material amendment to, request any material waiver of (other than a waiver for which no fee is paid and no other concessions or consideration are granted by any Loan Party), or waive any of their respective rights under, any of the Subordinated Debt Documents (other than any amendment or waiver described in the next succeeding sentence) without in each case obtaining the prior written consent of Administrative Agent and Requisite Lenders (and giving notice to Syndication Agent) to such amendment, request or waiver. Notwithstanding the foregoing, the Loan Parties may agree to amend or waive any provisions of the Subordinated Debt Documents (i) to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or (ii) to comply with the Trust Indenture Act of 1939, as amended, or (iii) to make modifications of a technical or clarifying nature or which are no less favorable to the Lenders, in the reasonable opinion of Administrative Agent and Requisite Lenders, than the provisions of the Subordinated Debt Documents as in effect on the Closing Date (for the purposes of this subsection 7.13, any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal on the Subordinated Notes or which would reduce the rate or extend the date for payment of interest thereon, provided that no fee is payable in connection therewith, shall be deemed to be an amendment, modification or change that is no less favorable to the Lenders).

                  B. DESIGNATION OF "SENIOR INDEBTEDNESS". Borrower shall not designate any Indebtedness as "Designated Senior Indebtedness" (as defined in the Subordinated Note Indenture)



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for purposes of the Subordinated Note Indenture without the prior written consent of Requisite Lenders.

         7.14 FISCAL YEAR.

         No Loan Party shall change its Fiscal Year-end from December 31.

         7.15 INTENTIONALLY OMITTED.

         7.16 INTENTIONALLY OMITTED.

         7.17 INTENTIONALLY OMITTED.

         7.18 SUBORDINATED INDEBTEDNESS.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, pay, prepay, redeem, retire, purchase, repurchase, or otherwise incur or acquire for value, or defease, any Subordinated Indebtedness except as otherwise permitted by subsection 7.5.

         7.19 LIMITATION OF CREATION OF SUBSIDIARIES.

         No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, establish, create or acquire after the Closing Date any Subsidiary unless such Loan Party or Subsidiary has caused such newly established, created or acquired Subsidiary to comply with the requirements of subsection 6.8.

                                    SECTION 8
                                EVENTS OF DEFAULT

         If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

         8.1 FAILURE TO MAKE PAYMENTS WHEN DUE.

         Failure by Borrower to pay any installment of principal of, or interest on, any Loan or any fees or other amounts payable under the Loan Documents when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by Borrower to pay when due any amount payable to Issuing Lender in reimbursement of any drawing under a Letter of Credit; or

         8.2 DEFAULT IN OTHER AGREEMENTS.




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         (i) Failure of any Loan Party to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $1,000,000 or more or with an aggregate principal amount of $2,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by any Loan Party with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

         8.3 BREACH OF CERTAIN COVENANTS.

         Failure of any Loan Party to perform or comply with any term or condition contained in subsection 2.5 or 6.1(vii)(a), 6.2, Section 7 or Section 11 of this Agreement; or

         8.4 BREACH OF WARRANTY.

         Any representation, warranty, certification or other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by any Loan Party in writing pursuant hereto or thereto or in connection herewith or therewith shall be incorrect or misleading in any material respect on the date as of which made; or

         8.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS.

         Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Borrower or such Loan Party becoming aware of such default or (ii) receipt by Borrower and such Loan Party of notice from Administrative Agent or any Lender of such default; or

         8.6 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

         (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Loan Party in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Loan Party under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a



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decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Holdings or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Loan Party, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

         8.7 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

         (i) Any Loan Party shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Loan Party shall make any assignment for the benefit of creditors; or (ii) any Loan Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of any Loan Party (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

         8.8 JUDGMENTS AND ATTACHMENTS.

         Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $2,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Loan Party or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

         8.9 DISSOLUTION.

         Any order, judgment or decree shall be entered against any Loan Party decreeing the dissolution or split up of any Loan Party and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

         8.10 EMPLOYEE BENEFIT PLANS.

         There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of



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ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000, and the minimum funding standards of Section 412 of the Internal Revenue Code (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) have not been met with respect to any Pension Plan; or

         8.11 CHANGE IN CONTROL.

         (i) Except as contemplated by the Reorganization Plan, any person or "group" (as such terms are used for purposes of Section 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 30% of the issued and outstanding shares of Capital Securities of Holdings then outstanding normally entitled to vote in elections of directors; (ii) Holdings shall cease to own 100% of the outstanding capital stock of Borrower; (iii) a "Change of Control" under the Subordinated
Note Indenture shall occur; or (iv) there shall be a termination of employment in the senior management of the Borrower (other than a voluntary termination by an employee) which shall result, in the reasonable opinion of Administrative Agent, in a material disruption in the senior management of Borrower; or

         8.12 INVALIDITY OF GUARANTY; FAILURE OF SECURITY; REPUDIATION OF OBLIGATIONS.

         At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full in cash of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or
(iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party; or

         8.13 SUBORDINATED INDEBTEDNESS.

         Borrower shall fail to comply with the subordination provisions contained in the Subordinated Note Indenture or any other agreement governing any other Subordinated Indebtedness; or



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         8.14 INTENTIONALLY OMITTED.

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7 with respect to Borrower, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of each Lender to make any Loan, the obligation of Issuing Lender to issue any Letter of Credit and the right of any Lender to participate in any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent may (and shall, upon the written request or with the written consent of Requisite Lenders), by written notice to Borrower, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Issuing Lender to issue any Letter of Credit and the right of any Lender to participate in any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iii).

         Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

                                    SECTION 9
                                     AGENTS

         9.1 APPOINTMENT.

                  A. APPOINTMENT OF AGENTS. Goldman, Sachs Credit Partners L.P. is hereby appointed Syndication Agent hereunder, and each Lender hereby authorizes Syndication Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Scotiabank is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent hereby agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and neither Borrower nor any Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any



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obligation towards or relationship of agency or trust with or for Borrower or any of the Guarantors. Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, all obligations of Syndication Agent hereunder shall terminate.

                  B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

         In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

         Should any instrument in writing from Borrower or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, each Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.



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         9.2 POWERS AND DUTIES; GENERAL IMMUNITY.

                  A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes each Agent to take such action on such Lender"s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. NO RESPONSIBILITY FOR CERTAIN MATTERS. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any of Agent to Lenders or by or on behalf of any Loan Party to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

                  C. EXCULPATORY PROVISIONS. None of Agents nor any of their respective officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused solely by such Agent"s gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be



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entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

                  D. AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "LENDER" or "LENDERS" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

         9.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Loan Parties in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Loan Parties. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

         9.4 RIGHT TO INDEMNITY.

         Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent, to the extent that Administrative Agent shall not have been reimbursed by Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative



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Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent"s gross negligence or willful misconduct.

         9.5 SUCCESSOR ADMINISTRATIVE AGENT AND SWING LINE LENDER.

                  A. SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may resign at any time by giving 30 days" prior written notice thereof to Lenders and Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days" notice to Borrower, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent"s giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent"s resignation hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                  B. SUCCESSOR SWING LINE LENDER. Any resignation or removal of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of Scotiabank or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Borrower shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of EXHIBIT VI annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

         9.6 COLLATERAL DOCUMENTS AND GUARANTIES.

         Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under each Collateral Document and the Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and the Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification,



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termination or waiver of any provision contained in any Collateral Document or the Guaranty or (ii) release any Collateral (except, in either case, as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of an Asset Sale or other sale or disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented in accordance with the provisions of this subsection 9.6 or (b) release any Subsidiary Guarantor from the Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person pursuant to an Asset Sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented. In the event Collateral is sold in such an Asset Sale or other transaction, Administrative Agent may, without further consent or authorization from Lenders, release the Liens granted under the Collateral Documents on the Collateral that is the subject of such Asset Sale or other transaction concurrently with the consummation of such Asset Sale or other transaction; provided that Administrative Agent shall have received (i) reasonable, and in any event not less than 20 days", prior written notice of such Asset Sale or such other transaction from Borrower; (ii) an Officers" Certificate (1) certifying that no Event of Default or Potential Event of Default shall have occurred and be continuing as of the date of such release of Collateral, (2) setting forth a detailed description of the Collateral subject to such Asset Sale or other transaction, and (3) certifying such Asset Sale or other transaction is permitted under this Agreement and that all conditions precedent to such Asset Sale or other transaction under this Agreement have been met; and (iii) evidence satisfactory to it that Administrative Agent shall have received all Net Asset Sale Proceeds of such Asset Sale or other transaction, if any, required to be applied to repay Obligations under this Agreement. Upon payment in full in cash of all of the Obligations and termination of the Commitments and termination, expiration or cash-collateralization (satisfactory to the Issuing Lender) of all Letters of Credit, Administrative Agent shall release the Liens on such Collateral granted pursuant to the Collateral Documents. Upon any release of Collateral pursuant to the foregoing, Administrative Agent shall, at Borrower"s expense, execute and deliver such documents (without recourse or representation or warranty) as reasonably requested to evidence such release. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Loan Party, Administrative Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranty may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.



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                                   SECTION 10
                                  MISCELLANEOUS

         10.1 ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.

                  A. GENERAL. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided, further that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

                  B. ASSIGNMENTS. (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Any Lender (or any Lender together with one or more other Lenders) may (a) assign all or a portion of its Commitments, Loans, Letters of Credit or participation therein and related outstanding Obligations hereunder and/or risk participation therein to an Affiliate pursuant to subsection 3.1C, PROVIDED that such Affiliate (x) is an Eligible Assignee or (y) in the case of any assignment of Revolving Loan Commitments, Revolving Loans, Letters of Credit or participation therein, or Swing Line Loans, represents that it has the financial resources to fulfill its commitments hereunder and shall provide such documents requested by Administrative Agent which demonstrate to the reasonable satisfaction of Administrative Agent that it has the financial resources to fulfill its commitments hereunder, or (b) with the consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed), assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or Lenders, of its or their Commitments, Loans, Letters of Credit or participation therein, and related outstanding Obligations hereunder to one or more Eligible Assignees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment



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and Assumption Agreement, PROVIDED that (x) at such time Schedule 2.1 shall be deemed modified to reflect the Commitments, Loans, Letters of Credit or participation therein, and related outstanding Obligations hereunder, of such new Lender and of the existing Lenders, (y) new Notes will be issued, at Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of subsection 2.1E (with appropriate modifications) to the extent needed to reflect the revised Commitments, Loans, Letters of Credit or participation therein, and related outstanding Obligations hereunder and (z) Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $2,000. To the extent of any assignment pursuant to this subsection 10.1B, the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments, Loans, Letters of Credit or participation therein and other outstanding Obligations hereunder (it being understood that the indemnification provisions under this Agreement shall survive as to such assigning Lender). At the time of each assignment pursuant to this subsection 10.1B to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender, as a condition to its becoming a Lender hereunder, shall provide to Borrower and Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Subsection 4.04(b)(ii) Certificate) described in subsection 4.04(b).

         (ii) ACCEPTANCE BY ADMINISTRATIVE AGENT; RECORDATION IN REGISTER. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Borrower. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

                  C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Borrower hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Borrower and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5,
(a) any



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participation will give rise to a direct obligation of Borrower to the participant and (b) the participant shall be considered to be a "LENDER".

                  D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  E. INFORMATION. Each Lender may furnish any information concerning Loan Parties in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

                  F. REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (i) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and in accordance with all applicable laws). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

                  G. RESTRICTION ON ASSIGNMENTS AND PARTICIPATIONS. Notwithstanding any contrary provision of this subsection 10.1, no assignment or participation in any Commitments, Loans, Letters of Credit or participations therein, and related outstanding Obligations hereunder shall be permitted if, as a result of such assignment or participation, Lenders which are not Non-Affiliated Lenders, or any of their respective Affiliates, shall have or hold (i) in excess of $22,096,743.11 in aggregate principal amount of, and accrued and unpaid interest on, the Term Loans then outstanding or (ii) any amount of the Revolving Loan Commitments, Revolving Loans, Letters or Credit or participation therein, or Swing Line Loans.

         10.2 EXPENSES.

         Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (i) all the actual and reasonable costs and expenses of Arrangers, Administrative Agent and Syndication Agent in connection with the review, preparation, negotiation, execution, delivery and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for any Loan Party (including any opinions requested by Lenders as to any legal matters arising hereunder) and of such



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Loan Party's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other
Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel and financial advisors to Syndication
Agent and counsel and financial advisors to Administrative Agent in connection with the review, negotiation, preparation, execution, delivery and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Loan Party; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and reasonable fees, expenses and disbursements of counsel to Syndication Agent and counsel to Administrative Agent and of counsel providing any opinions that Syndication Agent, Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants, appraisers, environmental consultants or any other consultants, advisors and agents employed or retained by Administrative Agent and its counsel) in connection with the valuation (upon the occurrence and during the continuance of an Event of Default), custody or preservation of any of the Collateral; (vi) all other actual and reasonable costs and expenses incurred by Syndication Agent or Administrative Agent in connection with the syndication of the Commitments, Loans, Letters of Credit or participations therein and other Obligations and the review, negotiation, preparation, execution, delivery and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (vii) after the occurrence and during the continuance of an Event of Default, all costs and expenses, including reasonable attorneys' fees and costs of settlement, incurred by Syndication Agent, Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other
Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any negotiation, refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

         10.3 INDEMNITY.

         In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold harmless Arrangers, Agents and Lenders, and the officers, partners, directors, trustees, employees, agents and affiliates of any of Agents and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence, willful misconduct or bad faith of such Indemnitee. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT IS THE INTENTION OF THE PARTIES



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HERETO THAT THE INDEMNITEES BE INDEMNIFIED FOR THEIR OWN NEGLIGENCE (OTHER THAN
GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE, PASSIVE, JOINT OR TECHNICAL.

         As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Subordinated Debt Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)), (ii) the statements contained in the commitment letter delivered by any Lender to any Loan Party with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any Loan Party or any of its Subsidiaries.

         To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are in violation of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

         10.4 SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Agent and each Lender is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including




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trust accounts) and any other Indebtedness at any time held or owing by that
Agent or Lender to or for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower to that Agent or Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Agent or Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

         10.5 RATABLE SHARING.

         Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker"s lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as Cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker"s lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

         10.6 AMENDMENTS AND WAIVERS.

                  A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders (unless the consent of any



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other Person or Persons is expressly required or limited thereto); provided that any such amendment, modification, termination, waiver or consent which:
increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; increases the maximum amount of Letters of Credit; changes in any manner the definition of "Class" or the definition of "Pro Rata Share" or the definition of "Requisite Class Lenders" or the definition of "Requisite Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of, or increases the maximum term hereunder of, any Letter of Credit; changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit; releases any Lien granted in favor of Administrative Agent with respect to substantially all of the Collateral; releases any Guarantor under the Guaranty, in each case other than in accordance with the terms of the Loan Documents; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of each Lender. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent, (v) no amendment, modification, termination or waiver of any provision disproportionately and adversely affecting the obligation of any Loan Party to make payments to the holders of any Class shall be effective without the written concurrence of the applicable Requisite Class Lenders of such Class and (vi) no amendment, modification, termination or waiver of any provision of Article XI of the Subordinated Note Indenture pertaining to the conversion of the outstanding Subordinated Notes into common stock of Holdings or of any interim scheduled amortization payments on the Term Loans shall be effective without the written concurrence of Non-Affiliated Lenders holding at least 66 2/3% of the aggregate Commitments and Loans held by all Non-Affiliated Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrower, on Borrower.




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                  B. If, in connection with any proposed change, waiver,
discharge or termination to any of the provision of this Agreement as contemplated by the proviso in the first sentence of subsection 10.6A, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Borrower shall pay that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination, (ii) another financial institution satisfactory to Borrower and Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent), to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.

         10.7 INDEPENDENCE OF COVENANTS.

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

         10.8 NOTICES.

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service or upon receipt if sent by facsimile or by the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Borrower or any Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent and Borrower.

         10.9 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.




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                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2 and 10.3 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

         10.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         10.11 MARSHALLING; PAYMENTS SET ASIDE.

         Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to any Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

         10.12 SEVERABILITY.

         In case any provision in or obligation under this Agreement or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         10.13 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

         The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and



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each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.14 HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         10.15 APPLICABLE LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         10.16 SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). None of Holdings', Borrower's or any other Loan Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by Holdings, Borrower or such other Loan Party without the prior written consent of all Lenders.

         10.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL SUITS, ACTIONS OR JUDICIAL PROCEEDINGS BROUGHT AGAINST HOLDINGS OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS HEREUNDER OR THEREUNDER, SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF HOLDINGS, BORROWER AND THE OTHER LOAN PARTIES, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO HOLDINGS OR BORROWER OR SUCH LOAN PARTY AT ITS



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ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8; (IV) AGREES THAT SERVICE AS
PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION
OVER HOLDINGS OR BORROWER OR SUCH LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;
(V) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY
OTHER MANNER PERMITTED BY LAW; AND (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         NOTWITHSTANDING THE FOREGOING, UNTIL THE TERMINATION DATE EACH LOAN PARTY HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10017 AS ITS AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF ANY AND ALL PROCESS WHICH MAY BE SERVED IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING REFERRED TO IN THIS SECTION. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH SERVICE SHALL BE EFFECTIVE AND BINDING SERVICE ON IT IN EVERY RESPECT REGARDLESS OF WHETHER IT SHALL BE DOING OR SHALL HAVE AT ANY TIME DONE BUSINESS IN THE STATE OF NEW YORK. EACH SUCH LOAN PARTY HEREBY FURTHER AGREES TO TAKE ANY AND ALL ACTION THAT MAY BE NECESSARY TO ENSURE THAT AT ALL TIMES DURING THE TERM OF THIS AGREEMENT THERE SHALL BE AN AGENT IN NEW YORK DESIGNATED AND APPOINTED BY IT FOR THE PURPOSE DESCRIBED ABOVE, TO MAINTAIN SUCH DESIGNATION AND APPOINTMENT OF SUCH AGENT IN FULL FORCE AND EFFECT FOR THE TERM OF THIS AGREEMENT AND TO DELIVER PROMPTLY TO ADMINISTRATIVE AGENT AT SUCH TIMES AS ADMINISTRATIVE AGENT MAY REQUEST EVIDENCE IN WRITING OF SUCH AGENT'S ACCEPTANCE OF SUCH APPOINTMENT. NOTHING IN THIS SECTION WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         10.18 WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the



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subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         10.19 CONFIDENTIALITY.

         Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by Borrower that in any event a Lender shall be permitted to disclose such information (a) to Affiliates of such Lender or disclosures reasonably required by any actual or potential assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of its Loans or any participations therein; provided that such actual or potential assignee, transferee or participant agrees in writing to be bound by the provisions of this subsection 10.19, (b) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such information, (c) to the extent requested by any regulatory authority, (d) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process or disclosures required by the National Association of Insurance Commissioners, (e) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (f) to the extent such information (i) publicly available other than as a result of a breach of this Section 10.19 or (ii) becomes available to an Agent or any Lender on a nonconfidential basis from a source other than Borrower.

         10.20 MAXIMUM AMOUNT.

                  A. It is the intention of Borrower and Lenders to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between Borrower, Administrative Agent and Lenders, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the



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aggregate to Lenders or to Administrative Agent on behalf of Lenders as interest hereunder or under the other Loan Documents or in any other security agreement given to secure the Obligations, or in any other document evidencing, securing or pertaining to the Indebtedness evidenced hereby or thereby, exceed the maximum amount permissible under applicable usury or such other laws (the "MAXIMUM AMOUNT"). If under any circumstances whatsoever fulfillment of any provision hereof, or of any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable hereunder in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the Indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, pro rated, allocated and spread from the date of disbursement of the proceeds of the relevant Loans until payment in full of all of such Indebtedness, so that the actual rate of interest on account of such Indebtedness is uniform throughout the term hereof. The terms and provisions of this subsection shall control and supersede every other provision of all agreements between Borrower, Administrative Agent and Lenders.

                  B. If under any circumstances Lenders shall receive an amount which would exceed the Maximum Amount, such amount shall be deemed a payment in reduction of the principal amount of the applicable Loans and shall be treated as a voluntary prepayment under subsection 2.4B(i), or if such amount exceeds the unpaid balance of the applicable Loans and any other Indebtedness of Borrower in favor of Lenders, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower.

         10.21 ARRANGERS AND SYNDICATION AGENT.

         None of the Persons identified as an Arranger or Syndication Agent shall have any right, power, obligation, liability, responsibility or duty in such capacity under this Agreement or any other Loan Document other than as expressly provided for herein or therein. Without limiting the foregoing, none of the Arrangers or Syndication Agent shall have or be deemed to have any fiduciary relationship with any Agent, any Lender or any Loan Party or any of its Subsidiaries. Each party hereto acknowledges that it has not relied, and will not rely, on any of the Arrangers or Syndication Agent in deciding to enter into this Agreement or in taking or not taking any action hereunder or under the Loan Documents.

         10.22 COUNTERPARTS; EFFECTIVENESS.

         This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become




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effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         10.23 CONVERSION OPTION.

                  Upon the occurrence and during the continuance of any of the following events, the requisite composite of Non-Affiliated Lenders set forth below may elect to cause the then outstanding principal amount of the Subordinated Notes, plus accrued but unpaid interest thereon, less $7,500,000, to be converted into common stock of Holdings under, and in accordance with the terms of, Article XI of the Subordinated Note Indenture (the "Conversion Option"):

                  A. In the event that (i) all outstanding Obligations have not been paid in full in cash by May 31, 2003, (ii) the Borrower has failed to comply with any of the financial covenants contained in subsection 7.6 for two consecutive Fiscal Quarter periods, or (iii) any Event of Default described in subsection 8.1 has not been remedied within 15 days following receipt by the Borrower or such Loan Party of notice thereof from the Administrative Agent or any Lender (whether or not any such Event of Default has been waived by the Lenders), Non-Affiliated Lenders holding at least 66 2/3% of the aggregate Commitments and Loans held by all Non-Affiliated Lenders may elect to exercise the Conversion Option.

                  B. In the event that (i) an Insolvency or Liquidation Proceeding (as defined in the Subordinated Note Indenture) has been commenced in respect of Holdings or the Borrower which, if commenced involuntarily (other than by holders of the Subordinated Notes), remains undismissed and unstayed for a period of 30 days thereafter or (ii) payment of the Subordinated Notes is accelerated, Non-Affiliated Lenders holdings at least 25% of the aggregate Commitments and Loans held by all Non-Affiliated Lenders may elect to exercise the Conversion Option.

                                   SECTION 11
                                    GUARANTY

         11.1 GUARANTY.

         In order to induce Agents and Lenders (collectively, the "GUARANTEED CREDITORS") to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Guarantors from the proceeds of the Loans and the issuance of the Letters of Credit, Guarantors hereby agree with Guaranteed Creditors as follows: each Guarantor hereby jointly and severally, unconditionally, absolutely and irrevocably guarantees as primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, by required prepayment, declaration, acceleration, demand or otherwise, of any and all of the Obligations of Borrower to Guaranteed Creditors. If any or all of the Obligations of Borrower to Guaranteed Creditors becomes due and payable hereunder, Guarantors unconditionally and irrevocably promise to pay such



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indebtedness to Administrative Agent and/or other Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by Agents or other Guaranteed Creditors in collecting any of the Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of
(i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Borrower), then and in such event Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantors, notwithstanding any revocation of this Guaranty or other instrument evidencing any liability of Borrower, and Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee. The guaranty contained in this Section 11 (the "GUARANTY") is a guaranty of payment, and not merely of collection.

         11.2 NATURE OF LIABILITY.

         The liability of Guarantors hereunder is exclusive and independent of any security for or other guaranty of the Obligations of Borrower whether executed by Guarantors, any other guarantor or by any other party, and the liability of Guarantors hereunder shall not be affected or impaired by (a) any direction as to application of payment by Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by Borrower.

         11.3 ABSOLUTE AND INDEPENDENT OBLIGATION.

         No invalidity, irregularity or unenforceability of all or any part of the Loan Documents or of the Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty and this Guaranty shall be a primary obligation of each Guarantor, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Obligations. The obligations of the Guarantors hereunder are independent of the obligations of any other guarantor, any other party or Borrower, and a separate action or actions may be brought and prosecuted against the Guarantors or any of them whether or not action is brought against any other guarantor, any other party or Borrower and whether or not any other guarantor, any other party or Borrower be joined in any such action or actions. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to the Guarantors.





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         11.4 AUTHORIZATION.

         Each Guarantor hereby authorizes Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  A. change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations (including any increase or decrease in the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

                  B. take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  C. exercise or refrain from exercising any rights against Borrower, any other Loan Party or others or otherwise act or refrain from acting;

                  D. release or substitute any one or more endorsers, guarantors, Borrower, other Loan Parties or other obligors;

                  E. settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to its creditors other than Guaranteed Creditors;

                  F. apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to Guaranteed Creditors regardless of what liability or liabilities of Borrower remain unpaid;

                  G. consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Loan Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Loan Document or any of such other instruments or agreements; and/or

                  H. take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Guarantors from their respective liabilities under this Guaranty.



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         11.5 RELIANCE.

         It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of Borrower or any Guarantor or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         11.6 SUBORDINATION.

         Any indebtedness of Borrower now or hereafter owing to Guarantors is hereby subordinated to the Obligations of Borrower owing to Guaranteed Creditors; and if Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of Borrower to Guarantors shall be collected, enforced and received by Guarantors for the benefit of Guaranteed Creditors and be paid over to Administrative Agent on behalf of Guaranteed Creditors on account of the Obligations of Borrower to Guaranteed Creditors, but without affecting or impairing in any manner the liability of Guarantors under the other provisions of this Guaranty. Prior to the transfer by Guarantors of any note or negotiable instrument evidencing any such indebtedness of Borrower to any of Guarantors, Guarantors shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Obligations have been irrevocably paid in full in cash.

         11.7 WAIVERS.

                  A. Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of Borrower, any other guarantor or any other party, other than payment in full of the Obligations, based on or arising out of the disability of Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower other than payment in full of the Obligations. Guaranteed Creditors may, at their election, foreclose on any security held by Agents or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy Guaranteed Creditors may have against Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election by Guaranteed Creditors, even though such election operates to



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impair or extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against Borrower or any other party or any security.

                  B. Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that no Guaranteed Creditor shall have no duty to advise any of Guarantors of information known to them regarding such circumstances or risks.

                  C. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower or any other guarantor of the Obligations that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guaranteed Creditors against Borrower or any other guarantor of the Obligations, or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower or any other guarantor of the Obligations, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Guaranteed Creditors to be credited and applied upon the Obligations, whether matured or unmatured. Each benefits from the financing arrangements contemplated by this Agreement and that waiver set forth in this Section is knowingly made in contemplation of such benefits.

         11.8 NATURE OF LIABILITY.

         It is the desire and intent of each Guarantor and Guaranteed Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Guarantors under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of Guarantors' obligations under this Guaranty shall be deemed to be reduced and Guarantors shall pay the maximum amount of the Obligations which would be permissible under applicable law.




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                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                             PRIME SUCCESSION, INC.

                                      By:
                                          ----------------------------------
                                      Name:
                                      Title:

                                      Notice Address:

                                      Olympic Corporate Center
                                      Suite 500
                                      3940 Olympic Boulevard
                                      Erlanger, Kentucky  41018
                                      Attention:  Chief Executive Officer
                                      Facsimile:  (859) 746-8691

                                      with a copy to:

                                      Paul, Weiss, Rifkind, Wharton & Garrison
                                      1285 Avenue of the Americas
                                      New York, NY 10012-6064
                                      Attention:  Jeffrey Saferstein
                                      Facsimile:  (212) 757-3900

GUARANTORS:              PRIME SUCCESSION HOLDINGS, INC.

                         By:
                             ----------------------------------
                         Name:
                         Title:

                         AARON CREMATION & BURIAL SERVICES, INC. -
                         DELAWARE
                         AARON CREMATION & BURIAL SERVICES P.C. -
                         ILLINOIS
                         BUCKNER-RUSH ENTERPRISES, INC. -
                         TENNESSEE
                         BURY-PINE FUNERAL HOME, INC.-
                         NEW YORK
                         CLARY-GODWIN FUNERAL HOME, INC. -
                         FLORIDA
                         CLAYTON FRANK & SONS, INC., -
                         FLORIDA
                         COMANDER FUNERAL HOME, INC. -
                         FLORIDA
                         CREMATION SOCIETY OF AMERICA, INCORPORATED -
                         FLORIDA
                         FRASER FUNERAL HOME, INC. -
                         FLORIDA
                         FRED HUNTER MEMORIAL SERVICES, INC., -
                         FLORIDA
                         GROTEWOLD SIMI VALLEY MORTUARY, INC. -
                         CALIFORNIA
                         HUGHES FUNERAL CHAPEL -
                         CALIFORNIA
                         JOHN A. BECK COMPANY -
                         ILLINOIS
                         MCWANE FAMILY FUNERAL HOME, INC. -
                         CALIFORNIA
                         NEAL-TARPLEY, INC. - TENNESSEE
                         PINE FUNERAL HOME, INC. - NEW YORK
                         PRIME BUSINESS SOLUTIONS, INC. - DELAWARE
                         PRIME BUSINESS SOLUTIONS OF KENTUCKY,
                         INC. - DELAWARE
                         PRIME ENTERPRISES OF CALIFORNIA, INC. -
                         DELAWARE
                         PRIME HOLDINGS OF ARKANSAS, INC. -
                         DELAWARE
                         PRIME HOLDINGS OF CALIFORNIA, INC. -
                         DELAWARE
                         PRIME HOLDINGS OF MINNESOTA, INC. -
                         DELAWARE

                         PRIME HOLDINGS OF NEBRASKA, INC. -
                         DELAWARE
                         PRIME HOLDINGS OF OHIO, INC. - DELAWARE
                         PRIME HOLDINGS OF WEST VIRGINIA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF ALABAMA, INC. -
                         ALABAMA
                         PRIME SUCCESSION OF ARIZONA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF ARKANSAS, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF CALIFORNIA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF FLORIDA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF GEORGIA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF ILLINOIS, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF IOWA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF KENTUCKY, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF MINNESOTA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF MISSOURI, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF NEBRASKA, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF NEW YORK, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF TENNESSEE, INC. -
                         DELAWARE
                         PRIME SUCCESSION OF TEXAS, INC. - DELAWARE
                         PRIME SUCCESSION PARTNERS, INC. - FLORIDA

                         ROSELAWN MEMORIAL GARDENS, INC. -
                         KENTUCKY
                         ROSTAD MORTUARY, INC.- WYOMING
                         TALISMAN ENTERPRISES, INC. - ARIZONA
                         THE FUNERAL OUTLET STORE, INC. - DELAWARE
                         WHITNEY & MURPHY FUNERAL HOMES, INC. -
                         ARIZONA
                         WHITNEY & MURPHY LIFE INSURANCE AGENCY,
                         INC. - ARIZONA


                         By:
                             -------------------------------------
                         Name:
                         Title:

                         PRIME INDIANA LIMITED PARTNERSHIP

                         By:   Prime Succession of Illinois, Inc.,
                         its General Partner


                         By:
                             -------------------------------------
                         Name:
                         Title:

                        Notice Address:

                        Olympic Corporate Center
                        Suite 500
                        3940 Olympic Boulevard
                        Erlanger, Kentucky  41018

                        Attention:  Chief Executive Officer
                        Facsimile:  (859) 746-8691

                        with a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, NY 10012-6064
                        Attention:  Jeffrey Saferstein
                        Facsimile:  (212) 757-3900

AGENTS AND LENDERS:                 THE BANK OF NOVA SCOTIA,
                                    individually and as Administrative Agent

                                    By:
                                    Name:
                                    Title:

                                    Notice Address:

                                    The Bank of Nova Scotia
                                    One Liberty Plaza
                                    New York, New York  10006

                                    Attention:  Pieter Van Schaick
                                    Telephone: (212) 225-5005
                                    Facsimile: (212) 225-5205


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    individually and as Syndication Agent

                                    By:
                                    Name:
                                    Title:

                                    Notice Address:

                                    Goldman Sachs Credit Partners L.P.
                                    c/o Goldman, Sachs & Co.
                                    85 Broad Street
                                    New York, New York  10004
                                    Attention:  Kathy King
                                                Jennifer Perry
                                    Telephone:  (212) 902-4425
                                    Facsimile:   (212) 902-3757

                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                By:
                                    ----------------------------------
                                Name:
                                Title:

                                Notice Address:

                                1295 State Street
                                Springfield, Massachusetts 01111
                                Attention:  Richard Spencer
                                Telephone:  (413) 744-6223
                                Facsimile:  (413) 744-6217

                                MEDICAL LIABILITY MUTUAL INSURANCE  COMPANY

                                By: INVESCO Senior Secured Management, Inc.,
                                      as Investment Manager



                                By:
                                    ------------------------------
                                Name:
                                Title:

                                Notice Address:

                                INVESCO Senior Secured Management, Inc.
                                1166 Avenue of the Americas
                                27th Floor
                                New York, New York  10036
                                Attention: Anne McCarthy
                                Telephone:  (212) 278-9850
                                Facsimile:   (212) 278-9619

                                MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                                By:
                                    ------------------------------------
                                Name:
                                Title:

                                Notice Address:

                                Morgan Stanley Dean Witter Prime Income Trust 2 World Trade Center - 72nd Floor
                                New York, New York  10048
                                Attention: Jinny Kim
                                Telephone:  (212) 392-5709
                                Facsimile:   (212) 392-5345

                                MORGAN STANLEY EMERGING MARKETS INC.


                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                Morgan Stanley Dean Witter
                                1633 Broadway
                                New York, New York  10019
                                Attention: James Morgan
                                Telephone:   (212) 537-1470
                                Facsimile:     (212) 537-1867

                                STEIN, ROE & FARNHAM INCORPORATED
                                  as agent for Keyport Life Insurance Company

                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                Stein, Roe & Farnham Incorporated
                                One South Wacker Drive - 33rd Floor
                                Chicago, Illinois 60606
                                Attention:   Brian Good
                                Telephone: (312) 368-7644
                                Facsimile:  (312) 368-7857

                                MERRILL LYNCH SENIOR FLOATING RATE  FUND, INC.


                                By:
                                    ---------------------------------

                                Name:
                                Title:

                                Notice Address:

                                Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road - Area 1B
                                Plainsboro, New Jersey  08536
                                Attention: Joseph Moroney
                                Telephone:  (609) 282-8926
                                Facsimile:   (609) 282-2756

                                MERRILL LYNCH PRIME RATE PORTFOLIO

                                By:  Merrill Investment Managers, L.P.,
                                     as investment advisor

                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                Merrill Lynch Prime Rate Portfolio
                                800 Scudders Mill Road - Area 1B
                                Plainsboro, New Jersey  08536
                                Attention: Joseph Moroney
                                Telephone:  (609) 282-8926
                                Facsimile:   (609) 282-2756

                                OAKTREE CAPITAL MANAGEMENT, LLC,
                                as agent on behalf of certain funds and accounts


                                By:
                                    ---------------------------------
                                Name:
                                Title:


                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                333 South Grand Avenue - 28th Floor
                                Los Angeles, California 90071
                                Attention:        Matt Barrett
                                Telephone:        (213) 830-6407
                                Facsimile:        (213) 830-6794

                                PPM AMERICA SPECIAL INVESTMENT FUND, L.P.



                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                225 West Wacker Drive
                                Suite 1200
                                Chicago, Illinois 60606
                                Attention:        Brian Schinderle
                                Telephone:        (312) 634-2572
                                Facsimile:        (312) 634-0053

                                PPM AMERICA SPECIAL INVESTMENTS CBO II L.P.


                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                225 West Wacker Drive
                                Suite 1200
                                Chicago, Illinois 60606
                                Attention:        Brian Schinderle
                                Telephone:        (312) 634-2572
                                Facsimile:        (312) 634-0053

                                SENIOR DEBT PORTFOLIO

                                By: Boston Management and Research,
                                    as Investment Advisor

                                By:
                                    ---------------------------------
                                Name:
                                Title:

                                Notice Address:

                                255 State Street - 6th Floor
                                Boston, Massachusetts 02109
                                Attention: Scott Page
                                Telephone: (617) 598-8486
                                Facsimile:  (617) 695-9594


                                           INDIVIDUAL PAYMENT HISTORY


Contract #        Deceased Name              Receipt#   Deposit Date      Payment Description      Account #         Amount
----------        -------------              --------   ------------      ------------------       ---------         ------
1031              Lorraine Gino              2308         07-07-00        Marcia Doeden            1005              4,549.50

                                                                                                TOTAL PAYMENTS       4,549.50
                                                                                                                     --------

                                           INDIVIDUAL PAYMENT HISTORY


Contract #        Deceased Name              Receipt#   Deposit Date      Payment Description      Account #         Amount
----------        -------------              --------   ------------      ------------------       ---------         ------
1031              Lorraine Gino              2308         07-07-00        Marcia Doeden            1005              4,549.50

                                                                                                TOTAL PAYMENTS       4,549.50
                                                                                                                     --------